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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1355

The Alger Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger LargeCap Growth Fund | Alger MidCap Growth Fund | Alger SmallCap Growth Fund | Alger Capital Appreciation Fund | Alger SmallCap and MidCap Growth Fund | Alger Health Sciences Fund | Alger Core Fixed-Income Fund | Alger Balanced Fund | Alger Money Market Fund

The Alger Funds

ANNUAL REPORT

October 31, 2007

Table Of Contents

THE ALGER FUNDS

Letter to Our Shareholders	1

Fund Highlights (Unaudited)	13

Portfolio Summary (Unaudited)	21

Schedules of Investments	22

Statements of Assets and Liabilities	63

Statements of Operations	66

Statements of Changes in Net Assets	69

Financial Highlights	74

Notes to Financial Statements	91

Additional Information (Unaudited)	111

Dear Shareholders,  November 23, 2007

Roller coaster: it's an apt metaphor for the past fiscal year. With the sharp run-up in the stock market through June, followed by the near-meltdown of those parts of the financial sector exposed to housing and mortgages, there were times when the financial markets felt like a long weekend at Six Flags Great Adventure. Even investors with cast-iron stomachs were wondering: why did this happen? How long can it continue? And is there an upside?

Once again, perceptions were more dramatic than realities. For all the agita in the markets, the indices posted solid gains in the United States, not to mention throughout the world, and the day-to-day volatility was ultimately less than the sum of its parts. Economic growth chugged along and most companies showed decent if not downright good earnings growth — with the notable and glaring exception of the financial sector in the third quarter of 2007. In short, there was noise, drama and even smoke, but not much actual fire. Or back to the initial metaphor, the roller coaster ride was full of sharp turns, shrieks, and moments of fear and anticipation, but the car stayed on the tracks, the ride ended safely, and most people even made some progress along the way.

Black Friday Revisited

In the financial markets it was a year of milestones and anniversaries. Both the S&P 500 Indexi and the Dow Jones Industrial Averageii reached new heights during the year, with the Dow breaking 13,000 and then 14,000 twice. But October 19, 2007 was a more somber milestone: the 20th anniversary of Black Friday on Wall Street. In the days before, pundits didn't hesitate to predict a "curse" coming back to haunt the markets. (Sounds ridiculous, but a surprising number of articles had that exact headline the next morning.) Sure enough, the Dow tumbled by 247 points, but that was nothing compared to that one-day 508-point loss in 1987, especially in percentage terms. In today's market the Dow would have had to shed about 3,100 points in one day to be comparable to the crash of '87.

Three times this past year U.S. markets fell sharply. On February 27, the Dow lost 314 points, with a total decline of 736 points from February 20 to March 5. The sell-off was triggered by rumors of a possible Chinese government squeeze on credit. Then, the Dow climbed a total of 1,910 points over the following four months to register a new record of 14,000 on July 19. Through the end of July, the markets were turbulent as the sub-prime mortgage debacle unfolded. From July 26 through August 6, the Dow roller coaster went up and down with dizzying speed, with some days showing losses as great as 268 points while others showed gains of up to 169 points. But the true second phase of the market sell-off happened during the headiest days of the credit crunch — from August 8 to August 16 — with the Dow experiencing a total loss of 812 points. That was followed by a September rally that recouped most of the lost ground.

The third sell-off period occurred during the final weeks of the fiscal year, and lasted from October 11 through November 12 — when the Dow shed a total of 1,167 points, as the sub-prime mess erupted into a full-blown credit crisis involving banks and financial institutions. Even the tech sector — one of the strongest performers for the year — saw a steep pullback at the end of October. However, after each sell-off, the markets rebounded stronger than ever, and in some cases — as in the February drop — the markets moved into a long period of steady uphill climb.

To push our roller coaster metaphor even further — the number of extreme single day swings was even greater than the sell-off periods. In 2007, the Dow saw no less than eight days of single-day losses of more than 200 points (the largest being 314 points) and six days of gains of more than 169 points (with the largest being 319 points). Most telling, perhaps, is that on three separate days (August 16, 17, and November 8) the day's close showed little movement, yet during the day the Dow had swooned more than 442 points. On November 8, for example, the Dow fell 462 points before climbing back to a 64 point loss at day's end.

We believe the year's turbulence emphasizes a trend that has become more noticeable with each passing year: high-levels of short-term volatility and economic concerns unfolding against a backdrop of unusual global economic stability. The fact that so many people felt so unsettled even while the markets remained up for the year should tell us something about the disconnect between how people feel and what has actually been happening.

Global Growth and Earnings

Fifty years ago it was perfectly fair to say "as goes the U.S. economy, so go U.S. companies and their stocks." Today that no longer holds true. Earnings this year indicate that the trajectory of companies is different and more positive than that of countries and that the United States is no longer the sole guide to the health of U.S. firms. While U.S. GDP grew a paltry 0.6% in the first quarter of 2007, the companies of the S&P 500 Index registered nearly 8% growth. And, while economic data still matters, it is no longer a good idea to use the U.S. economy as an automatic proxy for how U.S. companies, or their stock prices, will perform.

The world economy has grown at a 4% annual pace for the past several years; according to BCA research, this has been the strongest expansion phase since 1960. And earnings for many companies — especially innovative growth companies — continue to benefit from very strong international growth, which has begun to "decouple" from dependence on the U.S. economy. One consumer company recently reported 2% growth in the U.S. market and 17% growth abroad with more than 50% growth in China alone. In fact, global equity markets have been on a tear and many U.S.-listed companies are benefiting from the same global growth trends. Especially for the larger companies of the S&P 500, the U.S. is simply one market, albeit a large and vital aspect of their global business model.

The weakness of the U.S. dollar is yet one more factor that has benefited U.S. companies doing business outside of the United States. Corporate profits have been boosted by a continuing weak dollar which inflates the reported dollar profits of U.S.-listed companies.

At the same time, global interest rates have compressed, with both short-term and long-term rates as well as corporate and government rates converging between 4% and 5%. One negative consequence of that compression is that many fixed-income managers have taken oversize risks in an attempt to generate above average returns, and the consequences of those risks has been nothing short of a debacle for many funds and for financial institutions exposed to housing and mortgage-backed securities.

The Sub-Prime Mortgage Mess

In August, the mortgage mess transmogrified into a global financial panic that seemed on the verge of draining not just excess liquidity out of the system but all liquidity. If that had happened — and there was some risk that it was about to — financial systems would have ground to a halt. Short-term liquidity in the form of commercial paper is to the financial system what water is to the body. Without it, all bets are — literally — off.

What threatened the financial system was that the leveraged exposure was substantially greater than the actual size of defaults or outstanding low-credit loans. Wall Street didn't simply "securitize" loans by slicing and dicing them. It buried them in packages of other loans and then bundled them with higher credit loans. When mortgage defaults began to rise on the lower end of the spectrum, many Wall Street institutions and hedge funds realized that they didn't really know which of these various loan derivatives were good and which were bad. The result was that trading in almost anything mortgage-related froze in the middle of July, creating a domino effect. Lenders and mortgage brokers tightened lending standards and banks demanded more collateral, not just for home loans, but for credit lines to hedge funds and private equity firms. Suddenly, getting a loan of any sort went from incredibly easy to astonishingly difficult.

That crisis was — at least temporarily — averted by the aggressive action of the Federal Reserve which cut the Fed funds rate by 50 basis points (one-half a percentage point) to 4.75% in mid-September. The rate cut was a welcome and perhaps essential step in preventing the mortgage mess from imperiling the financial system. Whether or not the rate cuts (the Fed cut an additional quarter point on the last day of this fiscal year, October 31) will have any lasting impact, or if they were merely a demonstration that the Fed could and would act if necessary, remains to be seen.

Our conclusion: it will continue to be a painful and dislocating period for real estate and for millions of people exposed to its descent. Low-end consumers, and many in the middle, will feel the pain. As adjustable-rate mortgages reset, there will be substantial numbers of foreclosures. Some Wall Street investment firms will lose money; many already have. But we do not believe that the global financial system is in jeopardy, nor do we think that the housing bust will severely dent corporate profits in those sectors of the economy not directly exposed to housing and mortgage-backed financial instruments. One unintended consequence is that stocks may ultimately benefit from the meltdown if investors find themselves turning to equities as a safe haven.

Portfolio Matters

Alger LargeCap Growth Fund

The Alger LargeCap Growth Fund gained 27.10% for the fiscal year ended October 31, 2007, compared with a return of 19.22% for the Russell 1000 Growth Indexiii.

Information Technology represented an average weight of 30.17%. The Fund was overweight compared to the benchmark, but outperformed in this sector. Strong performers included MEMC Electronic Materials, Inc., a global supplier of silicon wafers to the semiconductor industry, electronic game manufacturer Nintendo Co. Ltd., and Apple, Inc.

In the Consumer Discretionary sector, at an average weight of 12.01%, the Fund was underweight but outperformed the benchmark. XM Satellite Holdings Inc., Las Vegas Sands Corp., and Hilton Hotels Corp. were the top performers in this sector.

The Fund, at an average weight of 11.89%, was underweight and underperformed the benchmark in the Health Care sector. Intuitive Surgical Inc., a leader in surgical robotics, and Health Net, Inc. all contributed solid performances.

At an average weight of 11.62% the Fund was underweight in the Industrials sector and somewhat underperformed the benchmark. ITT Corp., a leading U.S. defense contractor and the world's largest supplier of equipment to move and treat water and wastewater, and First Solar Inc. were key performers in this sector.

Overall, the Fund showed strong performance across sectors. Amgen, Inc., a leading human therapeutics company in the biotechnology industry, Humana Inc., a healthcare provider offering coordinated health insurance coverage, Starbucks Corp., and United Airlines Corp. were the major detractors.

Alger SmallCap Growth Fund

The Alger SmallCap Growth Fund gained 26.17% for the fiscal year ended October 31, 2007, compared to the Russell 2000 Growth Indexiv which returned 16.72%.

In the Information Technology sector, the Fund, at an average weight of 23.04%, was slightly underweight compared to the benchmark, but outperformed. Top performers in this sector were: Synchronoss Technologies, Inc., a provider of on-demand transaction management solutions, Omniture, Inc., a provider of online business optimization services, and DealerTrack Holdings, Inc., a leading provider of on-demand software and data solutions for the automotive retail industry in the United States.

At an average weight of 17.63%, the Fund was underweight but outperformed the benchmark in Health Care. Ventana Medical Systems, Inc., one of the world's leading developers and manufacturers of medical diagnostic instruments and technology, was the prominent performer in this sector, followed by PAREXEL International Corp., a leading global bio/pharmaceutical services organization,

Onyx Pharmaceuticals, Inc., and Hologic Inc., a developer of proprietary x-ray systems.

In the Consumer Discretionary sector, the Fund, at an average weight of 15.88% was marginally underweight the benchmark but outperformed. Top performers in this sector were Deckers Outdoor Corp., a manufacturer of function-oriented, high-performance outdoor footwear, LKQ Corp., a provider of recycled components to repair light vehicles in the United States, and Bally Technologies, Inc., a manufacturer of gaming machines and computerized monitoring systems.

At an average weight of 13.73%, the Fund was underweight but outperformed the benchmark in the Industrials sector. Solid performers were FTI Consulting, Inc., a global business advisory firm, BE Aerospace, Inc., the world's leading manufacturer of cabin interior products for commercial aircraft and Bucyrus International, Inc., a world leader in the manufacture of draglines, drills and shovels for the surface mining industry.

Key detractors in the Fund included Coldwater Creek, Inc., the women's apparel and accessories retailer, McCormick & Schmick's Seafood Restaurants, and American Reprographics Co., a provider of document management services to the architectural, engineering and construction industry.

Alger Balanced Fund

The Alger Balanced Fund gained 17.60% for the fiscal year ended October 31, 2007, underperforming the Russell 1000 Growth Index return of 19.22%.

The Fund's largest sector exposure was in Information Technology. At an average weight of 29.76%, the Fund was overweight and outperformed the benchmark. Top performers in this sector were: Nintendo Co., Ltd., MEMC Electronic Materials, Inc., and Apple, Inc.

Our holdings in the Industrials sector, at an average weight of 11.69%, were slightly underweight and underperformed the benchmark. Significant performers in this sector were ITT Corp., General Electric Co., and General Dynamics Corp., a leading defense industry contractor.

In the Health Care sector, at an average weight of 11.53%, the Fund was underweight and underperformed the benchmark. Solid contributors in this sector were: Intuitive Surgical, Inc., a leader in surgical robotics, Merck & Co. Inc., the international manufacturer and distributor of pharmaceuticals, and Health Net Inc., one of the largest managed health care companies in the U.S.

Fund holdings in the Consumer Discretionary sector, at an average weight of 12.09%, were underweight the benchmark, but outperformed. Top performers in this sector were: XM Satellite Radio, Inc., Las Vegas Sands Corp. and Hilton Hotels Corp.

For the fiscal year ended October 31, 2007, the fixed income portion of the Alger Balanced fund returned 4.94%, versus the Lehman Government/Credit Bond Indexv return of 5.39%. As of October 31, 2007, 40% of the fixed income portion of the portfolio was in corporate securities, 32% in mortgage/asset-backed securities, 13% in U.S. Treasuries, 13% in government agencies and 2% in cash.

During the fiscal year, the Alger Balanced Fund saw underperformance in the Industrials sector from United Airlines Corp., and in the Health Care sector from Sepracor, Inc., Humana, Inc., and Amgen, Inc.

Alger MidCap Growth Fund

For the fiscal year ended October 31, 2007, the Alger MidCap Growth Fund gained 40.45%, compared to the Russell MidCap Growth Indexvi with a return of 19.70%.

The Fund, at an average weight of 24.08%, had a significant exposure in Information Technology. This weighting was overweight the benchmark but outperformed. Nintendo Co. Ltd. was the strongest contributor in this sector, followed by Apple, Inc. and Research in Motion, Ltd., a leader in wireless communications.

In Consumer Discretionary the Fund had an average weight of 20.00%, similar to the benchmark but outperforming. The auction house Sotheby's, Focus Media Holding, Ltd., and the retail chain GameStop Corp. were the top performers in this sector.

At an average weight of 14.95%, the Fund was similar to the benchmark in the Health Care sector, but outperformed. Notable contributors included: Onyx Pharmaceuticals, Inc., Intuitive Surgical, Inc., and Health Net, Inc.

The Fund was underweight to the benchmark, at an average weight of 12.16%, in the Industrials sector but outperformed. Strong contributors were McDermott International, Inc., a leading engineering and construction company, with specialty manufacturing and service capabilities, BE Aerospace, Inc., the world's leading manufacturer of cabin interior products for commercial aircraft and Armor Holdings, a global company engaged in the development, delivery and support of advanced defense and aerospace systems in the air, on land and at sea.

During the fiscal year, the Fund saw outperformance across all sectors, but did encounter underperformance from companies including Isilon Systems, Inc., a Seattle company that designs storage systems and software for digital content, and retailers Starbucks Corp., and Netflix, Inc.

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund gained 40.69% for the fiscal year ended October 31, 2007, outperforming the Russell 3000 Growth Indexvii return of 18.99%.

Information Technology represented an average weight of 33.65% of the Fund's holdings, an overweight to the benchmark, but outperformed. Strong contributors included: MEMC Electronic Materials, Inc., Google, Inc., and Apple, Inc.

In the Health Care sector, the Fund, at an average weight of 13.84%, was underweight compared to the benchmark but outperformed. The top performers were: Intuitive Surgical, Inc., Hologic, Inc., and Onyx Pharmaceuticals, Inc.

At an average weight of 11.03%, the Fund was underweight the benchmark in the Consumer Discretionary sector but outperformed. Focus Media Holding,

Ltd. was a top performer, as were the retailer GameStop Corp., Bally Technologies, Inc. and Hilton Hotels Corp.

The Fund outperformed in most sectors, but did show detractors in Information Technology and Health Care, including Rambus, Inc., a provider of high-speed interface technology, Trident Microsystems, Inc., a supplier of processors for flat panel displays, Amgen, Inc. and Sepracor, Inc.

Alger Health Sciences Fund

The Alger Health Sciences Fund gained 14.50% for the fiscal year ended October 31, 2007, underperforming the S&P 500 Index return of 14.56%.

Health Care proved a challenging year with no particular sub-sector being a true safe haven as in some years' past. This year, definitive winners and losers in key sectors emerged. For example, Merck & Co., Inc. and Schering-Plough Corp. each outshined their pure pharmaceutical brethren. Small and mid-cap medical technology firms in emerging areas fired on all cylinders like Intuitive Surgical, Inc., Hologic, Inc., and Inverness Med Innovations, Inc. due to their very unique businesses with strong management teams. In Biotech, the only sector showing a consistent pattern with years past, the Fund focused on differentiated stocks like United Therapeutics Corp., ONYX Pharmaceuticals, Inc., and Pharmion Corp. Other areas in biotech, like large cap equities, marked time. Overall, the sector remains highly attractive to us as we believe there are a good number of companies which offer continued added value to the health care system.

With the upcoming 2008 presidential elections, the Fund's managers remain diligent in focusing on health care stocks which offer some insulation from policy discussions and regulatory risks. However, we believe that, no matter who wins the White House, investors should expect few health care policy changes until 2009-2010.

Strong contributors in Biotechnology were Onyx Pharmaceuticals, Inc., a developer of cancer treatments based on a molecular understanding of cancer, Celgene Corp., a provider of solutions for cancer needs and debilitating inflammatory diseases, and Gilead Sciences, Inc., a manufacturer of therapies for cancer and infectious diseases.

Among the Fund's top pharmaceutical performers were: Schering-Plough Corp., a global research-based pharmaceutical company, Merck & Co., Inc., which discovers, develops, manufactures and markets vaccines and medicines to address unmet medical needs, and Auxilium Pharmaceuticals, Inc., which develops and markets pharmaceutical products that focus on urology and sexual health.

The Fund saw poor pharmaceutical performance from Adolor Corp., a developer of prescription pain management products, Sepracor Inc., and CollaGenex Pharmaceuticals Inc., a developer of innovative medical therapies to the dermatology market.

Alger SmallCap and MidCap Growth Fund

The Alger SmallCap and MidCap Growth Fund gained 36.06% for the fiscal year ended October 31, 2007, outperforming the Russell 2500 Growth Indexviii return of 20.36%.

In the Information Technology sector, the Fund, at an average weight of 20.16%, approximated the benchmark but outperformed it. Top performers were: Synchronoss Technologies, Inc., Omniture, Inc., and DealerTrack Holdings, Inc.

The Fund's holdings in the Health Care sector, at an average weight of 18.22% were overweight the benchmark and outperformed it. Key contributors included Intuitive Surgical, Inc., Ventana Medical Systems, Inc., one of the world's leading developers and manufacturers of medical diagnostic instruments and technology, and PARAXEL International Corp.

The Fund, at an average weight of 12.96%, was similar to the benchmark in the Consumer Discretionary sector, but outperformed it. Solid performances in this sector came from internet retailers Priceline.com, Inc., Shutterfly, Inc., and GameStop Corp.

In the Industrials sector, the Fund, with an average weight of 14.68%, was underweight the benchmark but outperformed it. SunPower Corp., which manufactures, designs, and delivers elegant, high-efficiency solar power solutions for residential, commercial, and power plant applications, BE Aerospace, and FTI Consulting, Inc., a global business advisory firm that provides critical legal, financial and reputational advice, were top performers in this sector.

Physicians Formula Holdings, Inc., a manufacturer of mass-market cosmetics products, McCormick & Schmick's Seafood Restaurant, Inc., and American Reprographics Co., the largest reprographics company in the United States, were the key detractors for the Fund during the fiscal year.

Alger Core Fixed-Income Fund

The U.S. and European credit markets are facing an immense challenge as fears of sub-prime related losses, a dysfunctional money market and a plummeting dollar have created a flight to quality that doesn't seem to be running out of steam. Corporate bond spreads have moved to the year's widest levels on a lack of transparency and risk aversion, as Financials continued to drive the broader investment grade market. Unfortunately, the effects of a declining housing market combined with rising defaults on residential mortgages will be felt for the next several quarters.

For the fiscal year ending October 31, 2007, the Fund returned 4.25% compared to the Lehman Brothers Intermediate U.S. Government/Credit Bond Indexix return of 5.65%. As of October 31, 2007, 41% of all holdings in the Fund were in corporate securities, 27% in mortgage/asset-backed securities, 17% in U.S. Treasuries, 9% in government agencies and 6% in cash.

In Summary

Wall Street tends to react to sudden changes in the status quo with apocalyptic rhetoric. Though we don't take the psychology of the markets lightly,

proprietary indicators that we have used for many decades suggest that while these roller coaster movements may continue, the fundamental picture for many growth companies remains positive.

The early fall pullback was steep, with the S&P losing about 10%, but it is still in the realm of normal given recent trends. There have been much steeper corrections in emerging markets over the past three years, followed by equally steep recoveries and subsequent gains. In each of those previous sell-offs, there was no dearth of commentary that some structural weakness in the markets was being exposed yet predictions of doom and gloom proved either premature or simply wrong.

With continued global expansion, the unwinding of the mortgage mess and what likely will be a hectic and turbulent U.S. election season, 2008 looks to be unsettled in the equity markets. Swoons which came fast and furious in 2007 may happen even faster and be even more furious.

But the fundamentals of the economy, of companies in general, and of the domestic and global equity markets do not seem to us either weak or overvalued. As bottom-up stock pickers, we believe these market sell-offs offer excellent opportunities to add or increase positions in growth companies whose opportunities are, in fact, just beginning.

Respectfully submitted,

Daniel C. Chung	Zachary Karabell

Chief Investment Officer	Chief Economist

i  Standard & Poor's 500 Index is an index of the 500 largest companies in the United States.

ii  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

iii  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

iv  The Russell 2000 Growth Index is an unmanaged index designed to measure the performance of the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

v  Lehman Brothers Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

vi  The Russell Midcap Growth Index is an unmanaged index designed to measure the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

vii  The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

viii  The Russell 2500 Growth Index is an unmanaged index designed to measure the performance of the 2500 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

ix  Lehman Brothers Intermediate U.S. Government/Credit Bond Index is an index designed to track performance of intermediate government and corporate bonds.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Fund performance returns represent the annual period return of Class B shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions. The performance data quoted represents past performance, which is not an indication or guarantee of future results. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds' management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each Fund, which is included in this report for a complete list of fund holdings as of October 31, 2007. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, were held by the Fund during the Fund's fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Core Fixed-Income Fund, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the fund's securities in the event of an issue's falling credit rating or actual default. Funds that participate in leveraging, such as the Capital Appreciation, SmallCap and MidCap and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the funds' net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

FUND PERFORMANCE AS OF 9/30/07 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger LargeCap Class A
(Inception 1/1/97)	20.73%	14.09%	5.70%	7.87%
Alger LargeCap Class B
(Inception 11/11/86)	21.49%	14.25%	5.63%	11.58%
Alger LargeCap Class C
(Inception 8/1/97)	25.52%	14.47%	5.48%	5.50%
Alger SmallCap Class A
(Inception 1/1/97)	21.71%	21.39%	1.82%	3.44%
Alger SmallCap Class B
(Inception 11/11/86)	22.56%	21.57%	1.78%	10.45%
Alger SmallCap Class C
(Inception 8/1/97)	26.32%	21.76%	1.64%	2.19%
Alger Balanced Class A
(Inception 1/1/97)	11.98%	9.31%	7.03%	8.51%
Alger Balanced Class B
(Inception 6/1/92)	12.35%	9.40%	6.96%	8.80%
Alger Balanced Class C
(Inception 8/1/97)	16.37%	9.67%	6.81%	6.75%
Alger MidCap Class A
(Inception 1/1/97)	33.70%	19.73%	11.11%	12.66%
Alger MidCap Class B
(Inception 5/24/93)	35.11%	19.92%	11.02%	15.37%
Alger MidCap Class C
(Inception 8/1/97)	39.08%	20.11%	10.85%	11.20%
Alger Capital Appreciation Class A
(Inception 1/1/97)	32.33%	18.26%	7.42%	9.53%
Alger Capital Appreciation Class B
(Inception 11/11/86)	33.60%	18.45%	7.37%	13.82%
Alger Capital Appreciation Class C
(Inception 8/1/97)	37.64%	18.64%	7.20%	7.16%
Alger Health Sciences Class A
(Inception 5/1/02)	12.56%	18.49%	n/a	14.68%
Alger Health Sciences Class B
(Inception 5/1/02)	12.88%	18.82%	n/a	14.89%
Alger Health Sciences Class C
(Inception 5/1/02)	16.88%	18.92%	n/a	14.99%
Alger SmallCap and MidCap Class A
(Inception 5/8/02)	30.49%	21.73%	n/a	12.97%
Alger SmallCap and MidCap Class B
(Inception 5/8/02)	31.75%	22.10%	n/a	13.21%
Alger SmallCap and MidCap Class C
(Inception 5/8/02)	35.75%	22.19%	n/a	13.32%
Alger SmallCap and MidCap Class I
(Inception 8/6/07)*	38.04%	23.10%	n/a	14.16%
Alger Core Fixed-Income Class A
(Inception 3/1/06)	-0.67%	n/a	n/a	1.05%
Alger Core Fixed-Income Class B
(Inception 3/1/06)	-1.56%	n/a	n/a	0.28%
Alger Core Fixed-Income Class C
(Inception 3/1/06)	2.62%	n/a	n/a	3.51%

* Historical performance prior to August 6, 2007, inception of the class, is that of the Fund's Class A Shares, which has been adjusted to remove the front-end sales charge imposed by Class A Shares.

ALGER LARGECAP GROWTH FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2007. Figures for the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	21.31%	13.53%	6.65%	8.19%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	6.51%
Class B (Inception 11/11/86)	22.10%	13.72%	6.59%	11.74%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	10.56%
Class C (Inception 8/1/97)	26.13%	13.94%	6.43%	5.84%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	4.18%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMALLCAP GROWTH FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2007. Figures for both the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index, include reinvestment of dividends. Performance for the Alger SmallCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	20.43%	21.67%	3.14%	4.01%
Russell 2000 Growth Index	16.72%	18.57%	4.75%	5.79%
Class B (Inception 11/11/86)	21.17%	21.94%	3.10%	10.73%
Russell 2000 Growth Index	16.72%	18.57%	4.75%	7.95%
Class C (Inception 8/1/97)	25.12%	22.16%	2.96%	2.80%
Russell 2000 Growth Index	16.72%	18.57%	4.75%	5.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER BALANCED FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended October 31, 2007. Figures for the Alger Balanced Class B shares, the Russell 1000 Growth Index and the Lehman Brothers Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	12.25%	9.23%	7.61%	8.70%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	6.51%
Lehman Brothers Gov't/Credit Bond Index	5.39%	4.55%	5.95%	6.24%
Class B (Inception 6/1/92)	12.60%	9.32%	7.55%	8.93%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	9.12%
Lehman Brothers Gov't/Credit Bond Index	5.39%	4.55%	5.95%	6.65%
Class C (Inception 8/1/97)	16.62%	9.60%	7.38%	6.95%
Russell 1000 Growth Index	19.22%	12.61%	4.81%	4.18%
Lehman Brothers Gov't/Credit Bond Index	5.39%	4.55%	5.95%	6.01%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER MIDCAP GROWTH FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2007. Figures for the Alger MidCap Growth Class B shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	34.11%	19.48%	12.27%	13.05%
Russell Midcap Growth Index	19.70%	19.21%	8.30%	9.43%
Class B (Inception 5/24/93)	35.45%	19.71%	12.18%	15.65%
Russell Midcap Growth Index	19.70%	19.21%	8.30%	11.04%
Class C (Inception 8/1/97)	39.56%	19.91%	12.01%	11.62%
Russell Midcap Growth Index	19.70%	19.21%	8.30%	7.96%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2007. Figures for the Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 1/1/97)	34.28%	18.95%	8.85%	10.08%
Russell 3000 Growth Index	18.99%	13.02%	4.74%	6.39%
Class B (Inception 11/1/93)	35.69%	19.13%	8.78%	14.23%
Russell 3000 Growth Index	18.99%	13.02%	4.74%	9.04%
Class C (Inception 8/1/97)	39.73%	19.32%	8.62%	7.74%
Russell 3000 Growth Index	18.99%	13.02%	4.74%	4.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares, with a contingent deferred sales charge of 1%, and the Standard & Poor's 500 Index (an unmanaged index of common stocks) on May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2007. Figures for both the Alger Health Sciences Class B shares and the Standard & Poor's 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 5/1/02)	9.26%	18.47%	15.11%
S&P 500 Index	14.56%	13.88%	8.78%
Class B (Inception 5/1/02)	9.50%	18.79%	15.31%
S&P 500 Index	14.56%	13.88%	8.78%
Class C (Inception 5/1/02)	13.44%	18.88%	15.40%
S&P 500 Index	14.56%	13.88%	8.78%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER SMALLCAP AND MIDCAP GROWTH FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SmallCap and MidCap Growth Class B shares, with a contingent deferred sales charge of 1%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) on May 8, 2002, the inception date of the Alger SmallCap and MidCap Growth Fund, through October 31, 2007. Figures for both the Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Growth Class A, Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A (Inception 5/8/02)	29.75%	21.92%	14.09%
Russell 2500 Growth Index	20.36%	19.46%	11.41%
Class B (Inception 5/8/02)	31.06%	22.27%	14.32%
Russell 2500 Growth Index	20.36%	19.46%	11.41%
Class C (Inception 5/8/02)	35.04%	22.37%	14.43%
Russell 2500 Growth Index	20.36%	19.46%	11.41%
Class I (Inception 8/6/07)*	37.32%	23.31%	15.28%
Russell 2500 Growth Index	20.36%	19.46%	11.41%

* Historical performance prior to August 6, 2007, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

ALGER CORE FIXED-INCOME FUND

Fund Highlights Through October 31, 2007 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Core Fixed-Income Class B shares, with a contingent deferred sales charge of 4%, and the Lehman Brothers Intermediate Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds) on March 1, 2006, the inception date of the Alger Core Fixed-Income Fund, through October 31, 2007. Figures for both the Alger Core Fixed-Income Class B shares and the Lehman Brothers Intermediate Gov't/Credit Bond Index include reinvestment of dividends. Performance for the Alger Core Fixed-Income Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

PERFORMANCE COMPARISON AS OF 10/31/07†

TOTAL RETURNS

	1 YEAR	SINCE INCEPTION
Class A (Inception 3/1/06)	0.12%	1.60%
Lehman Brothers Int. Gov't/Credit Bond Index	5.65%	5.50%
Class B (Inception 3/1/06)	(0.75%)	0.84%
Lehman Brothers Int. Gov't/Credit Bond Index	5.65%	5.50%
Class C (Inception 3/1/06)	3.42%	3.89%
Lehman Brothers Int. Gov't/Credit Bond Index	5.65%	5.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

† Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

PORTFOLIO SUMMARY†

October 31, 2007 (Unaudited)

SECTORS	LARGECAP GROWTH	SMALLCAP GROWTH	MIDCAP GROWTH	CAPITAL APPRECIATION	HEALTH SCIENCES	SMALLCAP AND MIDCAP GROWTH
Consumer Discretionary	7.3%	13.2%	17.0%	13.1%	0.0%	15.6%
Consumer Staples	8.8	1.4	1.5	5.2	0.9	1.1
Energy	8.2	8.8	10.6	7.7	0.0	6.4
Financials	8.3	7.8	10.9	10.3	0.0	7.0
Health Care	16.3	17.1	14.6	10.9	89.2	17.5
Industrials	10.5	14.0	12.1	12.5	0.0	14.5
Information Technology	32.2	26.4	25.1	32.6	0.0	22.5
Materials	3.1	3.3	2.7	3.7	1.3	3.2
Telecommunication Services	0.9	2.6	2.8	2.1	0.0	2.4
Utilities	1.0	1.4	1.5	0.0	0.0	1.3
Cash and Net Other Assets	3.4	4.0	1.2	1.9	8.6	8.5
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	BALANCED FUND	CORE FIXED- INCOME FUND
Consumer Discretionary	6.3%
Consumer Staples	6.3
Energy	5.5
Financials	5.4
Health Care	10.0
Industrials	7.5
Information Technology	21.4
Materials	1.4
Telecommunication Services	0.5
Utilities	0.8
Total Common Stocks	65.1%
Corporate Bonds	17.3%	53.4%
Agency Bonds	11.3	22.6
U.S. Treasury Bonds	4.3	17.0
Total Bonds	32.9%	93.0%
Cash and Net Other Assets	2.0%	7.0%
	100.0%	100.0%

DAYS TO MATURITY		MONEY MARKET FUND
0	to 30	57.8%
31	to 60	29.4
61	to 90	12.8
		100.0%

† Based on net assets for each Fund, except for Money Market Fund which is based on total investments.

THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—96.6%	SHARES	VALUE
AEROSPACE & DEFENSE—3.6%
Boeing Company	46,250	$4,559,787
General Dynamics Corporation	141,200	12,843,552
		17,403,339
AUTO EQUIPMENT & SERVICE—1.0%
Cummins Inc.	38,000	4,558,480
BEVERAGES—1.7%
PepsiCo, Inc.	111,800	8,241,896
BIOTECHNOLOGY—1.5%
Celgene Corporation*	42,000	2,772,000
Genentech, Inc.*	59,900	4,440,387
		7,212,387
CHEMICALS—.7%
Monsanto Company	36,000	3,514,680
COMMUNICATION EQUIPMENT—5.3%
Cisco Systems, Inc.*	348,585	11,524,220
QUALCOMM Inc.	139,750	5,971,517
Research In Motion Limited*	61,610	7,671,061
		25,166,798
COMPUTER SERVICES—.6%
Akamai Technologies, Inc.*	72,100	2,825,599
COMPUTER TECHNOLOGY—1.6%
NAVTEQ*	96,800	7,472,960
COMPUTERS & PERIPHERALS—6.7%
Apple Computer, Inc.*	80,985	15,383,101
Dell Inc.*	227,500	6,961,500
Hewlett-Packard Company	80,800	4,175,744
Memc Electronic Materials, Inc.*	75,185	5,505,046
		32,025,391
CONGLOMERATE—1.5%
ITT Corporation	109,700	7,341,124
DIVERSIFIED FINANCIAL SERVICES—1.3%
Citigroup Inc.	95,800	4,014,020
NYSE Euronext Inc.	25,200	2,365,524
		6,379,544
ELECTRONICS—1.4%
Nintendo Co., Ltd. ADR#	86,000	6,704,474
ENERGY—.8
First Solar, Inc.*	24,000	3,811,440
ENERGY EQUIPMENT & SERVICES—5.1%
Cameron International Corp.*	46,900	4,566,184
National-Oilwell Varco Inc.*	82,670	6,054,751
Schlumberger Limited	65,755	6,349,960
Transocean Inc.*	59,800	7,138,326
		24,109,221

THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCE—.8%
IntercontinentalExchange Inc.*	21,750	$3,875,850
FINANCIAL SERVICES—5.3%
Alibaba.com Corporation*	238,700	415,757
AllianceBernstein Holding LP	27,800	2,374,954
Bovespa Holding SA*	63,100	1,195,117
CME Group Inc.	10,115	6,739,119
Nymex Holdings Inc.	72,800	9,356,256
UBS AG	91,500	4,912,635
		24,993,838
FOOD & STAPLES RETAILING—2.7%
Walgreen Co.	236,900	9,393,085
Whole Foods Market, Inc.	72,400	3,586,696
		12,979,781
HEALTH CARE EQUIPMENT & SUPPLIES—5.0%
Beckman Coulter, Inc.	39,800	2,818,636
Hologic, Inc.*	90,200	6,127,286
Intuitive Surgical, Inc.*	10,300	3,366,761
St. Jude Medical, Inc.*	132,600	5,400,798
Zimmer Holdings, Inc.*	88,400	6,142,916
		23,856,397
HEALTH CARE PROVIDERS & SERVICES—2.2%
Health Net Inc.*	70,570	3,783,258
Quest Diagnostics Incorporated	64,500	3,430,110
UnitedHealth Group Incorporated	66,600	3,273,390
		10,486,758
HOTELS, RESTAURANTS & LEISURE—2.8%
Accor SA	49,700	4,736,312
MGM MIRAGE*	37,800	3,462,858
Starbucks Corporation*	197,900	5,279,972
		13,479,142
HOUSEHOLD DURABLES—.7%
Garmin Ltd.	7,800	837,720
Harman International Industries, Incorporated	27,700	2,332,340
		3,170,060
HOUSEHOLD PRODUCTS—2.2%
Procter & Gamble Company	147,015	10,220,483
INDUSTRIAL CONGLOMERATES—2.8%
3M Co.	54,700	4,723,892
General Electric Company	213,500	8,787,660
		13,511,552
INFORMATION TECHNOLOGY SERVICES—.8%
Cognizant Technology Solutions Corporation Cl. A*	90,700	3,760,422

THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INSURANCE—1.0%
American International Group, Inc.	74,400	$4,696,128
INTERNET & CATALOG RETAIL—2.1%
eBay Inc.*	274,875	9,922,988
INTERNET SOFTWARE & SERVICES—4.6%
Google Inc. Cl. A*	18,925	13,379,975
Yahoo! Inc.*	273,800	8,515,180
		21,895,155
MACHINERY—.7%
Terex Corporation*	47,400	3,518,028
MEDIA—1.4%
Comcast Corporation Special Cl. A*	124,400	2,596,228
Focus Media Holding Limited ADR*#	68,200	4,228,400
		6,824,628
MEDICAL PRODUCTS—1.1%
Covidien Limited*	120,600	5,016,960
METALS—1.7%
Titanium Metals Corporation*	117,700	4,143,040
Uranium One, Inc.*	366,900	4,052,190
		8,195,230
METALS & MINING—2.5%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	61,165	7,197,897
Peabody Energy Corporation	82,100	4,577,075
		11,774,972
MULTILINE RETAIL—1.6%
Kohl's Corporation*	38,200	2,099,854
Macy's Inc.	93,500	2,994,805
Penny, (JC) Co. Inc.	46,400	2,609,536
		7,704,195
OIL & GAS—1.3%
Exxon Mobil Corporation	67,400	6,200,126
PHARMACEUTICALS—6.6%
Abbott Laboratories	126,300	6,898,506
Allergan, Inc.	73,800	4,987,404
Johnson & Johnson	123,300	8,035,461
Merck & Co. Inc.	114,200	6,653,292
Schering-Plough Corporation	151,500	4,623,780
		31,198,443
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.7%
Intel Corporation	288,200	7,752,580
Lam Research Corporation*	73,800	3,704,760
Maxim Integrated Products, Inc.	135,200	3,663,920
NVIDIA Corporation*	73,350	2,595,123
		17,716,383

THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE

SOFTWARE—5.3%
Adobe Systems Incorporated*	68,200	$3,266,780
Microsoft Corporation	433,630	15,961,920
TomTom NV*	78,200	6,229,300
		25,458,000
SPECIALTY RETAIL—.8%
Urban Outfitters, Inc.*	149,300	3,772,811
TOBACCO—2.2%
Altria Group, Inc.	140,835	10,271,097
UTILITIES—1.0%
Veolia Environnement	53,395	4,791,133
WIRELESS TELECOMMUNICATION SERVICES—.9%
NII Holdings Inc. Cl. B*	74,655	4,329,990
TOTAL COMMON STOCKS (Cost $391,209,375)		460,387,883
SHORT-TERM INVESTMENTS—5.1%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $24,100,000)	$24,100,000	24,100,000
Total Investments (Cost $415,309,375)(a)	101.7%	484,487,883
Liabilities in Excess of Other Assets	(1.7)	(8,182,410)
NET ASSETS	100.0%	$476,305,473

  *  Non-income producing security.

  #  American Depositary Receipts.

(a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $416,058,898 amounted to $68,428,985 which consisted of aggregate gross unrealized appreciation of $78,253,800 and aggregate gross unrealized depreciation of $9,824,815.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—96.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.3%
BE Aerospace, Inc.*	162,600	$8,082,846
Esterline Technologies Corporation*	128,050	7,014,579
SI International Inc.*	154,950	4,371,140
		19,468,565
AIRLINES—.7%
AirTran Holdings, Inc.*	393,550	4,096,855
AUTO COMPONENTS—1.2%
LKQ Corporation*	182,500	7,037,200
AUTOMOTIVE EQUIPMENT & SERVICES—.9%
Tenneco Inc.*	181,200	5,546,531
BIOTECHNOLOGY—3.9%
BioMarin Pharmaceutical Inc.*	130,600	3,621,538
InterMune, Inc.*	138,200	2,752,944
Neurocrine Biosciences, Inc.*	267,200	2,471,600
Onyx Pharmaceuticals, Inc.*	118,900	5,553,819
Progenics Pharmaceuticals, Inc.*	184,900	4,282,284
Regeneron Pharmaceuticals, Inc.*	173,400	3,814,800
Theravance, Inc.*	17,900	447,858
		22,944,843
BUSINESS SERVICES—.8%
TeleTech Holdings Inc.*	183,900	4,584,627
CAPITAL MARKETS—1.2%
Greenhill & Co., Inc.	93,350	6,906,033
CASINOS & RESORTS—1.3%
Bally Technologies Inc.*	189,090	7,626,000
CHEMICALS—.9%
Zoltek Companies, Inc.*	126,600	5,602,050
COMMERCIAL BANKS—2.9%
Boston Private Financial Holdings, Inc.	178,950	5,146,602
First Midwest Bancorp., Inc.	122,300	4,119,064
Signature Bank*	156,400	5,341,060
Wintrust Financial Corporation	67,300	2,472,602
		17,079,328
COMMERCIAL SERVICES & SUPPLIES—1.3%
FTI Consulting, Inc.*	136,100	7,390,230
CORRECTIONAL FACILITIES—1.2%
The Geo Group Inc.*	226,700	7,170,521
COMMUNICATION EQUIPMENT—4.1%
Foundry Networks, Inc.*	233,800	4,942,532
NICE Systems Ltd.*	181,300	7,148,659
Polycom, Inc.*	234,900	6,572,502
Sonus Networks, Inc.*	771,400	5,322,660
		23,986,353

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMMUNICATION TECHNOLOGY—1.5%
Novatel Wireless, Inc.*	231,800	$6,026,800
Time Warner Telecom Inc. Cl. A*	121,100	2,814,364
		8,841,164
COMPUTER SERVICES—3.9%
ANSYS, Inc.*	196,300	7,618,403
Digital River, Inc.*	83,200	4,414,592
GSI Commerce, Inc.*	253,300	7,216,517
Internap Network Services Corporation*	236,810	3,945,255
		23,194,767
COMPUTER TECHNOLOGY—1.0%
Atheros Communications*	161,800	5,679,180
COMPUTERS & PERIPHERALS—1.2%
Synaptics Incorporated*	134,000	7,282,900
CONSTRUCTION & ENGINEERING—1.2%
URS Corporation*	118,800	7,343,028
CONTAINERS & PACKAGING—.9%
Clarcor Inc.	147,100	5,363,266
DRUGS & PHARMACEUTICALS—.8%
United Therapeutics Corporation*	70,800	4,845,552
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—1.0%
Mellanox Technologies Ltd.*	250,954	5,925,024
ELECTRIC SERVICES—1.4%
ITC Holdings Corporation	141,500	8,099,460
ENERGY EQUIPMENT & SERVICES—3.2%
Dril-Quip Inc.*	110,400	5,887,632
Horizon Offshore, Inc.*	254,660	4,100,026
North American Energy Partner*	265,000	4,918,400
T-3 Energy Services, Inc.*	82,500	3,920,400
		18,826,458
ENERGY—.7%
JA Solar Holdings Co. Ltd.*	73,900	4,256,640
ENGINEERING—1.0%
Aecom Technology Corp.*	173,400	5,855,718
FINANCIAL INFORMATION SERVICES—1.0%
GFI Group Inc.*	67,700	5,843,864
FINANCIAL SERVICES—1.6%
Cohen & Steers, Inc.	116,900	4,395,440
Heartland Payment Systems, Inc.	173,230	5,196,900
		9,592,340

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FOOD & BEVERAGES—1.4%
Hain Celestial Group Inc. (The)*	230,800	$8,091,848
HEALTH CARE EQUIPMENT & SUPPLIES—3.8%
ArthroCare Corporation*	63,700	4,130,307
Hologic, Inc.*	105,150	7,142,840
Illumina, Inc.*	114,950	6,454,443
Thoratec Corporation*	233,200	4,657,004
		22,384,594
HEALTH CARE PROVIDERS & SERVICES—2.5%
Parexel International Corporation*	162,582	7,478,772
Psychiatric Solutions, Inc.*	178,400	7,064,640
		14,543,412
HOTELS, RESTAURANTS & LEISURE—.6%
Orient-Express Hotels Ltd. Cl. A.	52,650	3,411,720
INSURANCE—1.1%
First Mercury Financial Corporation*	278,300	6,164,345
INTERNET & CATALOG RETAIL—1.3%
Priceline.com Incorporated*	79,200	7,373,520
INTERNET SOFTWARE & SERVICES—3.8%
Acme Packet, Inc.*	281,300	4,039,468
Allscripts Healthcare Solutions, Inc.*	248,450	6,882,065
DealerTrack Holdings Inc.*	148,800	7,304,592
Omniture Inc.*	123,965	4,234,644
		22,460,769
IT SERVICES—1.1%
Wright Express Corp.*	164,600	6,370,020
LEISURE EQUIPMENT & PRODUCTS—.9%
LIFE TIME FITNESS, Inc.*	89,800	5,445,472
MACHINERY—2.4%
Actuant Corporation Cl. A	94,150	6,494,467
Bucyrus International, Inc. Cl. A	91,625	7,559,063
		14,053,530
MANUFACTURING—1.1%
Silgan Holdings Inc.	118,700	6,477,459
MEDIA—1.0%
NeuStar, Inc. Cl. A*	169,150	5,784,930
MEDICAL DEVICES—.6%
Dexcom Inc.*	345,900	3,216,870
MEDICAL PRODUCTS—2.6%
Inverness Medical Innovations, Inc.*	99,600	5,984,964
Omrix Biopharmaceuticals, Inc.*	165,200	5,755,568
Savient Pharmaceuticals Inc.*	234,300	3,298,944
		15,039,476

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEDICAL TECHNOLOGY—.8%
Acorda Therapeutics Inc.*	218,600	$4,431,022
METALS—3.1%
RBC Bearings, Inc.*	166,300	6,683,597
Thompson Creek Metals Co.,Inc*	285,100	7,498,187
Uranium One, Inc.*	384,800	4,249,885
		18,431,669
OIL: CRUDE PRODUCERS—1.5%
CVR Energy, Inc.*	174,500	3,978,600
Concho Resources Inc.*	246,425	4,802,823
		8,781,423
OIL & GAS—2.2%
Carrizo Oil & Gas, Inc.*	131,450	6,755,216
Mariner Energy Inc.*	256,000	6,400,000
		13,155,216
OIL AND GAS EXPLORATION SERVICES—1.1%
Petrobank Energy and Resources Ltd.*	130,450	6,452,448
PHARMACEUTICAL PREPARATIONS—1.1%
Adams Respiratory Therapeutics, Inc.*	143,900	6,322,966
PRINTING—.9%
VistaPrint Limited*	107,100	5,094,747
REAL ESTATE—.4%
HFF Inc.*	224,400	2,255,220
RESTAURANTS—.6%
McCormick & Schmick's Seafood Restaurants, Inc.*	190,600	3,236,388
RETAIL—1.6%
bebe Stores, Inc.	312,000	4,339,920
Phillips-Van Heusen Corporation	104,050	4,973,590
		9,313,510
SAVINGS & LOANS—.5%
FirstFed Financial Corp.*	71,100	3,041,658
SEMICONDUCTORS—.6%
Cirrus Logic, Inc.*	558,300	3,433,545
SEMICONDUCTOR CAPITAL EQUIPMENT—1.6%
FormFactor Inc.*	112,000	4,380,320
SiRF Technology Holdings, Inc.*	160,600	4,787,486
		9,167,806
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
ON Semiconductor Corporation*	551,500	5,625,300
Tessera Technologies Inc.*	167,700	6,404,463
		12,029,763

THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFTWARE—4.9%
Concur Technologies, Inc.*	122,600	$4,418,504
Synchronoss Technologies Inc.*	150,800	6,032,000
Solera Holdings Inc.*	313,600	6,745,536
Tibco Software Inc.*	372,500	3,419,550
VeriFone Holdings Inc.*	166,100	8,210,323
		28,825,913
SPECIALTY RETAIL—1.2%
Carter's, Inc.*	186,100	4,109,088
DSW Inc. Cl. A*	141,300	3,179,250
		7,288,338
TEXTILES & APPAREL—1.1%
Iconix Brand Group, Inc.*	291,500	6,660,775
TEXTILES, APPAREL & LUXURY GOODS—1.2%
Deckers Outdoor Corporation*	50,700	7,087,353
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corporation Cl. A*	194,800	6,934,880
TOTAL COMMON STOCKS (Cost $449,744,069)		563,151,102
SHORT-TERM INVESTMENTS—4.5%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $26,345,000)	$26,345,000	26,345,000
Total Investments (Cost $476,089,069)(a)	100.5%	589,496,102
Liabilities in Excess of Other Assets	(0.5)	(2,791,289)
NET ASSETS	100.0%	$586,704,813

  *  Non-income producing security.

(a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $476,933,656 amounted to $112,562,446 which consisted of aggregate gross unrealized appreciation of $127,401,561 and aggregate gross unrealized depreciation of $14,839,115.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—65.1%	SHARES	VALUE
AEROSPACE & DEFENSE—2.6%
Boeing Company	10,920	$1,076,603
General Dynamics Corporation	19,300	1,755,528
		2,832,131
AUTO EQUIPMENT & SERVICE—.4%
Cummins Inc.	3,500	419,860
BEVERAGES—1.1%
PepsiCo, Inc.	15,500	1,142,660
BIOTECHNOLOGY—.7%
Genentech, Inc.*	10,500	778,365
CABLE—.3%
Time Warner Cable, Inc.*	12,100	345,939
CAPITAL MARKETS—.6%
Legg Mason, Inc.	4,000	331,760
Morgan Stanley	4,800	322,848
		654,608
COMMUNICATION EQUIPMENT—3.3%
Cisco Systems, Inc.*	45,155	1,492,824
QUALCOMM Inc.	20,400	871,692
Research In Motion Limited*	8,945	1,113,742
		3,478,258
COMPUTER SERVICES—.4%
Akamai Technologies, Inc.*	10,800	423,252
COMPUTER TECHNOLOGY—.7%
NAVTEQ*	9,300	717,960
COMPUTERS & PERIPHERALS—4.1%
Apple Computer, Inc.*	9,365	1,778,882
Dell Inc.*	35,800	1,095,480
Hewlett-Packard Company	13,900	718,352
Memc Electronic Materials, Inc.*	11,330	829,583
		4,422,297
CONGLOMERATE—1.1%
ITT Corporation	17,810	1,191,845
DIVERSIFIED FINANCIAL SERVICES—.6%
Citigroup Inc.	13,900	582,410
ELECTRONICS—1.0%
Nintendo Co., Ltd. ADR#	13,045	1,016,975
ENERGY—.5%
First Solar, Inc.*	3,700	587,597

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
ENERGY EQUIPMENT & SERVICES—3.2%
Cameron International Corp.*	7,200	$700,992
National-Oilwell Varco Inc.*	12,560	919,894
Schlumberger Limited	9,525	919,829
Transocean Inc.*	7,100	847,527
		3,388,242
FINANCE—.6%
IntercontinentalExchange Inc.*	3,600	641,520
FINANCIAL SERVICES—2.7%
Alibaba.com Corporation*	35,700	62,181
AllianceBernstein Holding LP	3,000	256,290
CME Group Inc.	1,500	999,375
Nymex Holdings Inc.	7,200	925,344
UBS AG	12,215	655,823
		2,899,013
FOOD & STAPLES RETAILING—2.1%
CVS Caremark Corporation	9,400	392,638
Walgreen Co.	32,600	1,292,590
Whole Foods Market, Inc.	11,400	564,756
		2,249,984
FREIGHT & LOGISTICS—.3%
FedEx Corp.	3,300	341,022
HEALTH & PERSONAL CARE—.3%
Brookdale Senior Living Inc.	9,305	343,262
HEALTH CARE EQUIPMENT & SUPPLIES—3.0%
Beckman Coulter, Inc.	4,600	325,772
Hologic, Inc.*	12,600	855,918
Intuitive Surgical, Inc.*	1,600	522,992
St. Jude Medical, Inc.*	15,000	610,950
Zimmer Holdings, Inc.*	12,700	882,523
		3,198,155
HEALTH CARE PROVIDERS & SERVICES—1.3%
Health Net Inc.*	11,110	595,607
Quest Diagnostics Incorporated	3,100	164,858
UnitedHealth Group Incorporated	13,100	643,865
		1,404,330
HOTELS, RESTAURANTS & LEISURE—2.1%
Accor SA	5,800	552,729
Carnival Corporation	3,500	167,930
MGM MIRAGE*	4,500	412,245
Starbucks Corporation*	39,900	1,064,532
		2,197,436

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOUSEHOLD DURABLES—.2%
Garmin Ltd.	1,700	$182,580
HOUSEHOLD PRODUCTS—1.7%
Procter & Gamble Company	26,325	1,830,114
INDUSTRIAL CONGLOMERATES—2.1%
3M Co.	9,300	803,148
General Electric Company	35,300	1,452,948
		2,256,096
INFORMATION TECHNOLOGY SERVICES—.5%
Cognizant Technology Solutions Corporation Cl. A*	13,200	547,272
INSURANCE—.7%
American International Group, Inc.	11,200	706,944
INTERNET & CATALOG RETAIL—1.7%
eBay Inc.*	40,590	1,465,299
IAC/InterActiveCorp.*	10,700	315,222
		1,780,521
INTERNET SOFTWARE & SERVICES—2.9%
comScore Inc.*	300	10,998
Google Inc. Cl. A*	2,805	1,983,135
Yahoo! Inc.*	37,300	1,160,030
		3,154,163
MACHINERY—.4%
Terex Corporation*	5,700	423,054
MEDIA—1.3%
Comcast Corporation Special Cl. A*	45,600	951,672
Focus Media Holding Limited ADR*#	7,000	434,000
		1,385,672
MEDICAL PRODUCTS—.4%
Covidien Limited*	11,600	482,560
METALS—.8%
Titanium Metals Corporation*	10,500	369,600
Uranium One, Inc.*	43,900	484,849
		854,449
METALS & MINING—1.7%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	9,360	1,101,485
Peabody Energy Corporation	12,300	685,725
		1,787,210
MULTILINE RETAIL—1.3%
Kohl's Corporation*	5,900	324,323
Macy's Inc.	10,400	333,112
Nordstrom, Inc.	8,100	319,464
Penny, (JC) Co. Inc.	7,300	410,552
		1,387,451

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS—1.3%
EOG Resources, Inc.	7,500	$664,500
Exxon Mobil Corporation	7,600	699,124
		1,363,624
PHARMACEUTICALS—4.2%
Abbott Laboratories	19,300	1,054,166
Allergan, Inc.	7,100	479,818
Johnson & Johnson	14,100	918,897
Merck & Co. Inc.	18,700	1,089,462
Schering-Plough Corporation	20,900	637,868
Wyeth	6,100	296,643
		4,476,854
REAL ESTATE—.3%
Digital Realty Trust, Inc.	3,000	131,970
DuPont Fabros Technology Inc.*	8,400	180,432
		312,402
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
Intel Corporation	44,200	1,188,980
Lam Research Corporation*	9,800	491,960
Maxim Integrated Products, Inc.	17,100	463,410
Micron Technology, Inc.*	34,000	357,340
NVIDIA Corporation*	9,900	350,262
		2,851,952
SOFTWARE—4.4%
Adobe Systems Incorporated*	14,400	689,760
Microsoft Corporation	65,400	2,407,374
Symantec Corporation*	35,165	660,399
TomTom NV*	12,300	979,800
		4,737,333
SPECIALTY RETAIL—.5%
Urban Outfitters, Inc.*	23,500	593,845
TEXTILES, APPAREL & LUXURY GOODS—.3%
Coach, Inc.*	8,300	303,448
TOBACCO—1.4%
Altria Group, Inc.	20,815	1,518,038
UTILITIES—.8%
Veolia Environnement ADR#	9,130	819,235
WIRELESS TELECOMMUNICATION SERVICES—.5%
NII Holdings Inc. Cl. B*	9,230	535,340
TOTAL COMMON STOCKS (Cost $59,495,495)		69,547,278

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

CORPORATE BONDS—17.3%	PRINCIPAL AMOUNT	VALUE
AEROSPACE & DEFENSE—.7%
L-3 Communications Holdings, 3.00%, 8/1/35	$300,000	$364,500
Systems 2001 Asset Trust Cl.G, 6.664%, 9/15/13(a)	362,992	373,882
		738,382
BUILDING & CONSTRUCTION—.1%
Martin Marietta Materials Inc., 6.25%, 5/1/37	110,000	105,645
CAPITAL MARKETS—.4%
Lehman Brothers Holdings, 6.20%, 9/26/14	150,000	151,183
Morgan Stanley, 5.55%, 4/27/17	300,000	292,475
		443,658
COMMERCIAL BANKS—.5%
Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	525,000	513,201
DIVERSIFIED TELECOMMUNICATION SERVICES—.2%
Qwest Corporation, 6.50%, 6/1/17(a)	160,000	158,400
ELECTRIC UTILITIES—1.6%
Exelon Generation Co. LLC, 6.20%, 10/1/17	175,000	175,964
Florida Power Corp., 5.80%, 9/15/17	300,000	306,894
General Electric Capital Corp., 5.625%, 9/15/17	350,000	354,075
General Electric Capital Corp., 5.50%, 11/15/11	600,000	601,442
WPS Resources Co. 6.11%, 12/1/66	325,000	308,003
		1,746,378
ELECTRONICS—.3%
Centerpoint Energy Transition Bond Company, 4.97%, 8/1/14	345,000	347,514
FINANCE—.8%
Capital One Capital III, 7.686%, 8/15/36	300,000	291,601
Toll Brothers Finance Corp., 5.15%, 5/15/15	660,000	592,267
		883,868
FINANCIAL SERVICES—4.6%
American Tower Trust, 5.9568%, 4/15/37(a)	500,000	478,750
Bear Stearns Commercial, 5.064%, 5/14/16(a)	300,000	302,321
Bear Stearns Commercial Mortgage Securities, 4.888%, 5/14/16(a)	350,000	351,795
Countrywide Financial Corp., 5.80%, 6/7/12	250,000	215,462
IBM International Group Capital, 5.05%, 10/22/12	600,000	600,379
Jefferies Group, Inc., 6.25%, 1/15/36	645,000	589,049
JP Morgan Chase Commercial Mortgage SEC CO., 5.875%, 4/15/45	890,000	911,196
Lazard Group Senior Notes, 6.85%, 6/15/17	370,000	366,257
Morgan Stanley Capital I, 5.178%, 9/15/42	600,000	593,395
Morgan Stanley Capital I, 5.514%, 11/12/49	500,000	496,080
		4,904,684
FOOD PRODUCTS—.2%
General Mills Inc., 5.70%, 2/15/17	260,000	257,670

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

CORPORATE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
HEALTH CARE PROVIDERS & SERVICES—.3%
Coventry Health Care, Inc., 6.30%, 8/15/14	$300,000	$305,195
HOTELS, RESTAURANTS & LEISURE—.3%
Starbucks Corporation, 6.25%, 8/15/17	350,000	357,798
INSURANCE—1.2%
Liberty Mutual Group, 7.80%, 3/15/37	600,000	568,144
Radian Group Inc., 7.75%, 6/1/11	500,000	453,930
XL Capital Ltd., 6.50%, 12/31/49	300,000	279,097
		1,301,171
MANUFACTURING—.8%
Cooper US Inc., 6.10%, 7/1/17	330,000	341,520
Reliance Steel & Alum, 6.85%, 11/15/36	550,000	544,852
		886,372
MEDIA—.2%
Comcast Corporation, 6.30%, 11/15/17	150,000	155,017
MISCELLANEOUS—1.0%
Jefferson Valley Floating Rate, 6.987%, 3/20/16(b)*	800,000	713,179
Rayonier TRS Holdings Inc., 3.75%, 10/15/12(a)	300,000	318,375
		1,031,554
OIL & GAS—1.0%
Inergy LP / Inergy Fin Corp., 8.25%, 3/1/16	347,000	364,350
Tesoro Corp., 6.25%, 11/1/12	200,000	199,500
XTO Energy, Inc., 5.90%, 8/1/12	500,000	513,736
		1,077,586
OIL AND GAS EXTRACTION—.6%
Enterprise Products Partners, 8.375%, 8/1/66	610,000	635,958
PHARMACEUTICALS—.9%
AstraZeneca PLC, 5.40%, 9/15/12	600,000	606,415
Johnson & Johnson, 5.15%, 8/15/12	300,000	306,275
		912,690
REAL ESTATE—.2%
HCP Inc., 6.70%, 1/30/18	250,000	250,661
RESTAURANTS—.3%
Darden Restaurants Inc., 5.625%, 10/15/12	250,000	252,458
ROAD & RAIL—.3%
Union Pacific Corporation, 5.45%, 1/31/13	300,000	300,388
SOFTWARE—.5%
Oracle Corporation, 5.25%, 1/15/16	455,000	448,569
Computer Associates International Inc., 6.50%, 4/15/08	100,000	101,142
		549,711

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

CORPORATE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
UTILITIES—.3%
Southern Co., 5.30%, 1/15/12	$300,000	$301,800
TOTAL CORPORATE BONDS (Cost $18,681,037)		18,417,759
U.S. GOVERNMENT & AGENCY OBLIGATIONS—15.6%
Federal Farm Credit Bank, 4.95%, 10/18/18 5.20%, 9/26/17	455,000 1,000,000	454,446 1,020,098
Federal Home Loan Bank, 5.375%, 6/8/12 3.75%, 8/15/08	275,000 650,000	283,838 646,105
Federal Home Loan Mortgage Corporation, 6.00%, 3/15/36 5.50%, 10/15/16 5.60%, 10/17/13 6.00%, 5/15/32 6.00%, 8/15/29	904,978 466,847 600,000 1,000,000 900,000	903,895 470,221 604,544 1,011,396 915,246
Federal Home Loan Mortgage Corporation Reference Remic, 5.50%, 12/15/20 5.50%, 10/15/14	623,093 325,000	623,435 326,332
Federal National Mortgage Association, 3.85%, 4/14/09 6.625%, 11/15/30 5.0%, 4/1/18 5.50%, 10/25/20 6.00%, 4/25/35 5.50%, 12/25/20	1,000,000 350,000 714,837 550,000 950,000 596,509	992,693 416,246 706,284 550,979 959,276 595,966
Government National Mortgage Association, 5.00%, 5/16/29	589,441	589,085
U.S. Treasury Bonds, 7.50%,11/15/16	483,000	590,619
U.S. Treasury Notes, 4.25%, 11/15/14 4.50%, 2/15/16 4.75%, 5/15/14 4.75%, 8/15/17 4.875%, 8/15/09 5.00%, 8/15/11	800,000 300,000 552,000 300,000 1,050,000 900,000	797,438 302,367 567,482 306,703 1,066,571 931,992
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $16,505,955)		16,633,257

THE ALGER FUNDS | ALGER BALANCED FUND

Schedule of Investments (Continued) October 31, 2007

SHORT-TERM INVESTMENTS—1.7%	PRINCIPAL AMOUNT	VALUE
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $1,850,000)	$1,850,000	$1,850,000
Total Investments (Cost $96,532,487)(c)	99.7%	106,448,294
Other Assets in Excess of Liabilities	0.3	348,101
NET ASSETS	100.0%	$106,796,395

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 1.9% of the net assets of the fund.

(b)  Security may be sold prior to maturity only to qualified institutional buyers. Security was acquired on 2/09/06 for a cost of $795,600

  (c)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $96,642,856 amounted to $9,805,438 which consisted of aggregate gross unrealized appreciation of $12,390,778 and aggregate gross unrealized depreciation of $2,585,340.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—98.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
BE Aerospace, Inc.*	245,450	$12,201,319
AGRICULTURE—.8%
Mosaic Co.*	88,000	6,142,400
APPAREL—.4%
J Crew Group Inc.*	80,700	3,018,180
AUTO COMPONENTS—1.1%
LKQ Corporation*	210,600	8,120,736
BIOTECHNOLOGY—2.7%
Affymetrix Inc.*	355,500	9,051,030
ImClone Systems Incorporated*	159,600	6,886,740
Neurocrine Biosciences, Inc.*	35,400	327,450
Onyx Pharmaceuticals, Inc.*	83,000	3,876,930
		20,142,150
BUSINESS SERVICES—.3%
Endeavor Acquisition Corp.*	184,200	2,265,660
CAPITAL MARKETS—1.0%
Affiliated Managers Group, Inc.*	56,902	7,485,458
CASINOS & RESORTS—1.5%
Bally Technologies Inc.*	280,800	11,324,664
COMMERCIAL BANKS—.5%
Boston Private Financial Holdings, Inc.	132,100	3,799,196
COMMERCIAL SERVICES & SUPPLIES—.6%
Monster Worldwide Inc.*	101,400	4,114,812
COMMUNICATION EQUIPMENT—.7%
NICE Systems Ltd. ADR*#	135,300	5,334,879
COMPUTER TECHNOLOGY—2.7%
Atheros Communications*	308,765	10,837,651
NAVTEQ*	120,335	9,289,862
		20,127,513
COMPUTERS & PERIPHERALS—4.5%
Apple Computer, Inc.*	118,500	22,509,075
Memc Electronic Materials, Inc.*	123,925	9,073,789
SanDisk Corporation*	51,720	2,296,368
		33,879,232
CONGLOMERATE—1.3%
ITT Corporation	147,400	9,864,008
CONSTRUCTION & ENGINEERING—2.8%
Chicago Bridge & Iron Company N.V.	217,800	10,890,000
McDermott International, Inc.*	162,650	9,931,409
		20,821,409

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
DRUGS & PHARMACEUTICALS—.9%
United Therapeutics Corporation*	92,250	$6,313,590
ELECTRIC SERVICES—.5%
ITC Holdings Corporation	67,200	3,846,528
ELECTRONICS—2.0%
Nintendo Co., Ltd. ADR#	191,540	14,932,267
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—.3%
Spreadtrum Communications, Inc. ADR*#	186,600	2,410,872
ENERGY—2.4%
First Solar, Inc.*	45,600	7,241,736
JA Solar Holdings Co. Ltd. ADR*#	184,800	10,644,480
		17,886,216
ENERGY EQUIPMENT & SERVICES—7.6%
Cameron International Corp.*	138,275	13,462,454
Diamond Offshore Drilling Inc.	92,600	10,485,098
FMC Technologies, Inc.*	116,000	7,033,080
National-Oilwell Varco Inc.*	129,200	9,462,608
Transocean Inc.*	78,000	9,310,860
Weatherford International Ltd.*	110,300	7,159,573
		56,913,673
FINANCE—1.6%
IntercontinentalExchange Inc.*	68,100	12,135,420
FINANCIAL INFORMATION SERVICES—.7%
GFI Group Inc.*	62,400	5,386,368
FINANCIAL SERVICES—7.7%
Alibaba.com Corporation*	372,800	649,327
AllianceBernstein Holding LP	103,100	8,807,833
Bovespa Holding SA*	295,900	5,604,360
CME Group Inc.	14,300	9,527,375
Genpact Limited*	473,500	7,576,000
Lazard Ltd.	142,800	7,168,560
Nymex Holdings Inc.	143,800	18,481,176
		57,814,631
FOOD & BEVERAGES—1.0%
Yum! Brands, Inc.	188,900	7,607,003
FOOD & STAPLES RETAILING—1.5%
Whole Foods Market, Inc.	227,100	11,250,534
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
Hologic, Inc.*	166,300	11,296,759
Intuitive Surgical, Inc.*	22,200	7,256,514
Smith & Nephew Plc. ADR#	28,700	1,944,999

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT & SUPPLIES—(CONT.)
St. Jude Medical, Inc.*	182,900	$7,449,517
Zimmer Holdings, Inc.*	56,800	3,947,032
		31,894,821
HEALTH CARE PROVIDERS & SERVICES—3.7%
Health Net Inc.*	210,450	11,282,225
McKesson Corporation	125,200	8,275,720
Quest Diagnostics Incorporated	159,400	8,476,892
		28,034,837
HOTELS, RESTAURANTS & LEISURE—4.2%
Accor SA	122,250	11,650,184
MGM MIRAGE*	75,000	6,870,750
Orient-Express Hotels Ltd. Cl. A.	116,000	7,516,800
Scientific Games Corporation*	157,990	5,711,339
		31,749,073
HOUSEHOLD DURABLES—.5%
Harman International Industries, Incorporated	43,500	3,662,700
INFORMATION TECHNOLOGY SERVICES—1.0%
Cognizant Technology Solutions Corporation Cl. A*	183,900	7,624,494
INTERNET SOFTWARE & SERVICES—3.0%
Allscripts Healthcare Solutions, Inc.*	417,585	11,567,104
DealerTrack Holdings Inc.*	63,150	3,100,034
SINA Corp.*	129,700	7,435,701
		22,102,839
LEISURE & ENTERTAINMENT—.4%
Vail Resorts Inc. ADR#	44,900	2,724,981
LEISURE EQUIPMENT & PRODUCTS—.3%
UbiSoft Entertainment SA*	24,400	2,001,209
MACHINERY—1.0%
Oshkosh Truck Corporation	135,600	7,349,520
MEDICAL PRODUCTS—1.0%
Metabolix, Inc.*	257,300	7,433,397
METALS—2.8%
Thompson Creek Metals Co.,Inc.*	137,600	3,618,908
Titanium Metals Corporation*	298,500	10,507,200
Uranium One, Inc.*	644,000	7,112,594
		21,238,702
METALS & MINING—.6%
Paladin Resources Limited*	603,160	4,698,616
OIL: CRUDE PRODUCERS—.3%
Concho Resources Inc.*	127,500	2,484,975

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL AND GAS EXPLORATION SERVICES—1.1%
Petrobank Energy and Resources Ltd.*	162,800	$8,052,576
PHARMACEUTICALS—.5%
Pharmion Corp.*	76,900	3,700,428
PHOTOGRAPHY—.8%
Shutterfly, Inc.*	184,700	6,163,439
RETAIL—2.0%
Sothebys Holdings Inc., Cl. A	271,500	14,707,155
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.0%
Cree, Inc.*	252,150	7,060,200
Lam Research Corporation*	153,000	7,680,600
NVIDIA Corporation*	212,150	7,505,867
ON Semiconductor Corporation*	606,185	6,183,087
Tessera Technologies Inc.*	184,300	7,038,417
Varian Semiconductor Equipment Associates, Inc.*	208,000	9,572,160
		45,040,331
SOFTWARE—5.2%
Activision, Inc.*	302,200	7,147,030
Net 1 UEPS Technologies, Inc.*	321,240	10,286,105
Solera Holdings Inc.*	460,300	9,901,053
Synchronoss Technologies Inc.*	80,600	3,224,000
TomTom NV*	105,800	8,427,876
		38,986,064
SPECIALTY RETAIL—4.2%
DSW Inc. Cl. A*	68,700	1,545,750
Gamestop Corp. Cl. A*	254,600	15,077,412
PETSMART, Inc.	248,200	7,433,590
Urban Outfitters, Inc.*	304,100	7,684,607
		31,741,359
TEXTILES & APPAREL—.9%
Iconix Brand Group, Inc.*	295,100	6,743,035
TRANSPORTATION—2.4%
Norfolk Southern Corporation	94,600	4,886,090
Textron Inc.	191,300	13,239,873
		18,125,963
UTILITIES—1.0%
Veolia Environnement ADR#	81,770	7,337,222
WIRELESS TELECOMMUNICATION SERVICES—2.8%
NII Holdings Inc. Cl. B*	192,890	11,187,620
SBA Communications Corporation Cl. A*	274,330	9,766,148
		20,953,768
TOTAL COMMON STOCKS (Cost $618,502,363)		739,690,222

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

PURCHASED OPTIONS—.1%	CONTRACTS	VALUE
PUT OPTIONS
Nasdaq 100/December/2150+	240	$991,200
Russell 2000/November/810	125	155,000
Nasdaq 100/November/1975	1,040	114,400
TOTAL PURCHASED PUT OPTIONS (Cost $9,265,100)		1,260,600
SHORT-TERM INVESTMENTS—1.3%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $9,694,000)	$9,694,000	9,694,000
Total Investments (Cost $637,461,463)(a)	100.1%	750,644,822
Liabilities in Excess of Other Assets	(0.1)	(1,113,239)
NET ASSETS	100.0%	$749,531,583

  *  Non-income producing security.

  +  All or portion of the securities are pledged as collateral for options written.

  #  American Depositary Receipts.

  (a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $635,807,587 amounted to $114,837,235 which consisted of aggregate gross unrealized appreciation of $126,275,737 and aggregate gross unrealized depreciation of $11,438,502.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND

Schedule of Options Written October 31, 2007

	CONTRACTS	SHARES SUBJECT TO PUT	VALUE
PUT OPTIONS WRITTEN
Nasdaq 100/December/2050	180	18,000	$361,800
TOTAL (Premiums Received $646,020)			$361,800

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
Boeing Company	62,200	$6,132,298
General Dynamics Corporation	230,400	20,957,184
		27,089,482
AUTO COMPONENTS—.2%
LKQ Corporation*	44,900	1,731,344
AUTO EQUIPMENT & SERVICE—3.1%
Cummins Inc.	191,800	23,008,328
BIOTECHNOLOGY—1.1%
ImClone Systems Incorporated*	59,900	2,584,685
InterMune, Inc.*	55,900	1,113,528
Onyx Pharmaceuticals, Inc.*	96,700	4,516,857
		8,215,070
BUSINESS SERVICES—.7%
Endeavor Acquisition Corp.*	414,700	5,100,810
CAPITAL MARKETS—.6%
Goldman Sachs Group, Inc.	18,600	4,611,312
CASINOS & RESORTS—1.9%
Bally Technologies Inc.*	343,100	13,837,223
CHEMICALS—.6%
Celanese Corp., Series A	105,000	4,405,800
COMMERCIAL SERVICES & SUPPLIES—.6%
Monster Worldwide Inc.*	100,600	4,082,348
COMMUNICATION EQUIPMENT—1.2%
Research In Motion Limited*	23,400	2,913,534
Sonus Networks, Inc.*	861,700	5,945,730
		8,859,264
COMPUTER SERVICES—2.0%
Satyam Computer Services-ADR#	175,900	5,338,565
Switch and Data Inc.*	32,900	647,472
Tele Atlas NV*	216,900	8,654,661
		14,640,698
COMPUTER TECHNOLOGY—3.2%
Atheros Communications*	391,606	13,745,371
NAVTEQ*	124,900	9,642,280
		23,387,651
COMPUTERS & PERIPHERALS—5.0%
Apple Computer, Inc.*	136,100	25,852,195
Hewlett-Packard Company	39,300	2,031,024
Memc Electronic Materials, Inc.*	71,600	5,242,552
Network Appliance, Inc.*	115,500	3,637,095
		36,762,866

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONTAINERS & PACKAGING—2.6%
Pactiv Corporation*	690,200	$18,959,794
DRUGS & PHARMACEUTICALS—1.1%
United Therapeutics Corporation*	114,000	7,802,160
ENERGY—2.7%
First Solar, Inc.*	8,035	1,276,038
JA Solar Holdings Co. Ltd. ADR*#	315,800	18,190,080
		19,466,118
ENERGY EQUIPMENT & SERVICES—4.3%
Transocean Inc.*	154,900	18,490,413
National-Oilwell Varco Inc.*	28,460	2,084,410
Weatherford International Ltd.*	168,100	10,911,371
		31,486,194
FINANCE—.5%
IntercontinentalExchange Inc.*	22,600	4,027,320
FINANCIAL SERVICES—7.5%
Alibaba.com Corporation*	360,100	627,206
AllianceBernstein Holding LP	72,600	6,202,218
CME Group Inc.	22,330	14,877,363
ICICI Bank Limited ADR#	35,400	2,458,176
Lazard Ltd.	164,200	8,242,840
Nymex Holdings Inc.	126,200	16,219,224
UBS AG	115,600	6,206,564
		54,833,591
FOOD & STAPLES RETAILING—1.3%
CVS Caremark Corporation	231,500	9,669,755
HEALTH CARE EQUIPMENT & SUPPLIES—2.6%
Hologic, Inc.*	164,800	11,194,864
Illumina, Inc.*	87,200	4,896,280
Intuitive Surgical, Inc.*	9,900	3,236,013
		19,327,157
HEALTH CARE PROVIDERS & SERVICES—1.3%
Cardinal Health, Inc.	143,400	9,755,502
HOTELS, RESTAURANTS & LEISURE—5.8%
Accor SA	234,850	22,380,743
Ctrip.com International Ltd. ADR#	74,000	4,170,640
MGM MIRAGE*	68,000	6,229,480
Penn National Gaming, Inc.*	152,600	9,423,050
		42,203,913
INDUSTRIAL CONGLOMERATES—.9%
General Electric Company	158,200	6,511,512

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
INFORMATION TECHNOLOGY SERVICES—.8%
Cognizant Technology Solutions Corporation Cl. A*	132,500	$5,493,450
INSURANCE—.7%
American International Group, Inc.	79,400	5,011,728
INTERNET & CATALOG RETAIL—2.7%
eBay Inc.*	545,500	19,692,550
INTERNET SOFTWARE & SERVICES—7.2%
DealerTrack Holdings Inc.*	109,040	5,352,774
Google Inc. Cl. A*	30,700	21,704,900
SINA Corp.*	211,800	12,142,494
Yahoo! Inc.*	425,400	13,229,940
		52,430,108
LEISURE EQUIPMENT & PRODUCTS—.2%
Smith & Wesson Holding Corporation*	109,900	1,328,691
MACHINERY—1.5%
Oshkosh Truck Corporation	186,700	10,119,140
Terex Corporation*	15,400	1,142,988
		11,262,128
MEDIA—1.9%
Dolby Laboratories Inc. Cl. A*	137,800	5,713,188
DreamWorks Animation SKG, Inc. Cl. A*	134,500	4,379,320
Focus Media Holding Limited ADR*#	42,000	2,604,000
NeuStar, Inc. Cl. A*	42,500	1,453,500
		14,150,008
MEDICAL PRODUCTS—1.7%
Inverness Medical Innovations, Inc.*	180,200	10,828,218
Northstar Neuroscience, Inc.*	129,100	1,710,575
		12,538,793
METALS—.2%
Uranium One, Inc.*	156,530	1,728,780
METALS & MINING—1.2%
Freeport-McMoRan Copper & Gold, Inc. Cl. B	30,000	3,530,400
Paladin Resources Limited*	653,100	5,087,649
		8,618,049
OIL & GAS—1.3%
Exterran Holdings Inc.*	68,370	5,756,754
Range Resources Corporation	38,300	1,720,819
Warren Resources Inc.*	118,800	1,803,384
		9,280,957
OIL AND GAS EXPLORATION SERVICES—1.2%
Petrobank Energy and Resources Ltd.*	180,775	8,941,674

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—2.0%
Abbott Laboratories	174,600	$9,536,652
Pharmion Corp.*	108,100	5,201,772
		14,738,424
PHARMACEUTICAL PREPARATIONS—1.0%
Adams Respiratory Therapeutics, Inc.*	164,780	7,240,433
REAL ESTATE—.3%
Digital Realty Trust, Inc.	52,800	2,322,672
RETAIL—1.4%
Sothebys Holdings Inc., Cl. A	189,900	10,286,883
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.7%
Intel Corporation	484,500	13,033,050
Lam Research Corporation*	97,000	4,869,400
ON Semiconductor Corporation*	747,400	7,623,480
Tessera Technologies Inc.*	315,935	12,065,558
Varian Semiconductor Equipment Associates, Inc.*	90,000	4,141,800
		41,733,288
SOFTWARE—5.4%
Adobe Systems Incorporated*	107,400	5,144,460
Microsoft Corporation	154,250	5,677,942
Net 1 UEPS Technologies, Inc.*	290,395	9,298,448
Solera Holdings Inc.*	379,500	8,163,045
TomTom NV*	139,600	11,120,336
		39,404,231
TEXTILES & APPAREL—.8%
Iconix Brand Group, Inc.*	248,400	5,675,940
TEXTILES, APPAREL & LUXURY GOODS—.3%
Deckers Outdoor Corporation*	17,600	2,460,304
TOBACCO—3.9%
Altria Group, Inc.	386,400	28,180,152
WIRELESS TELECOMMUNICATION SERVICES—1.9%
America Movil S.A. de C.V. Series L ADR#	79,800	5,218,122
American Tower Corporation Cl. A*	39,497	1,744,977
NII Holdings Inc. Cl. B*	123,930	7,187,940
		14,151,039
TOTAL COMMON STOCKS (Cost $633,058,442)		716,445,494

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments (Continued) October 31, 2007

CONVERTIBLE CORPORATE BOND—.3%	PRINCIPAL AMOUNT	VALUE
TEXTILES & APPAREL—.3%
Iconix Brand Group, Inc., 1.875%, 6/30/12(a) (Cost $2,375,000)	$2,375,000	$2,502,656
SHORT-TERM INVESTMENTS—1.8%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $12,966,000)	12,966,000	12,966,000
Total Investments (Cost $648,399,442)(b)	99.9%	731,914,150
Other Assets in Excess of Liabilities	0.1	933,956
NET ASSETS	100.0%	$732,848,106

  *  Non-income producing security.

  #  American Depositary Receipts.

(a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 0.3% of the net assets of the fund.

(b)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $649,853,533 amounted to $82,060,617 which consisted of aggregate gross unrealized appreciation of $93,590,296 and aggregate gross unrealized depreciation of $11,529,679.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—91.2%	SHARES	VALUE
BIOTECHNOLOGY—21.5%
Biogen Idec Inc.*	17,900	$1,332,476
BioMarin Pharmaceutical Inc.*	106,500	2,953,245
Celgene Corporation*	64,300	4,243,800
Cephalon, Inc.*	38,200	2,816,868
Genentech, Inc.*	89,200	6,612,396
Gen-Probe Incorporated*	32,900	2,303,658
Gilead Sciences, Inc.*	122,100	5,639,799
ImClone Systems Incorporated*	188,500	8,133,775
InterMune, Inc.*	115,200	2,294,784
Keryx Biopharmaceuticals, Inc.*	122,450	1,261,235
Momenta Pharmaceutical Inc.*	166,050	2,160,311
Neurocrine Biosciences, Inc.*	336,350	3,111,238
Onyx Pharmaceuticals, Inc.*	133,650	6,242,792
OSI Pharmaceuticals, Inc.*	97,000	4,032,290
Progenics Pharmaceuticals, Inc.*	164,450	3,808,662
Regeneron Pharmaceuticals, Inc.*	70,600	1,553,200
Theravance, Inc.*	115,100	2,879,802
		61,380,331
CHEMICALS—1.3%
Bayer AG ADR#	45,550	3,793,199
DRUGS & PHARMACEUTICALS—2.5%
United Therapeutics Corporation*	103,550	7,086,962
FOOD & STAPLES RETAILING—.9%
CVS Caremark Corporation	60,000	2,506,200
HEALTH CARE EQUIPMENT & SUPPLIES—14.9%
ArthroCare Corporation*	30,000	1,945,200
Beckman Coulter, Inc.	30,150	2,135,223
Dade Behring Holdings Inc.	29,000	2,230,970
Hologic, Inc.*	83,170	5,649,738
Illumina, Inc.*	43,740	2,456,001
Intuitive Surgical, Inc.*	11,950	3,906,097
Kyphon Inc.*	33,600	2,381,568
Medtronic, Inc.	146,000	6,926,240
Smith & Nephew Plc. ADR#	60,500	4,100,085
St. Jude Medical, Inc.*	174,250	7,097,203
Thoratec Corporation*	92,500	1,847,225
Zimmer Holdings, Inc.*	27,100	1,883,179
		42,558,729
HEALTH CARE PROVIDERS & SERVICES—11.4%
Aetna Inc.	127,350	7,153,249
Cardinal Health, Inc.	61,550	4,187,246
Health Net Inc.*	36,850	1,975,528
Manor Care, Inc.	43,500	2,896,230
McKesson Corporation	87,300	5,770,530
Parexel International Corporation*	52,250	2,403,500

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE PROVIDERS & SERVICES—(CONT.)
Quest Diagnostics Incorporated	101,800	$5,413,724
Sierra Health Services, Inc.*	63,250	2,675,475
		32,475,482
INTERNET SOFTWARE & SERVICES—.6%
Allscripts Healthcare Solutions, Inc.*	59,200	1,639,840
MANUFACTURING—.8%
Millipore Corporation*	29,350	2,279,028
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES
Trans1 Inc.*	7,050	176,250
MEDICAL DEVICES—.6%
Dexcom Inc.*	184,300	1,713,990
MEDICAL PRODUCTS—9.4%
Cadence Pharmaceuticals Inc.*	337,400	4,818,072
Covidien Limited*	56,900	2,367,040
Indevus Pharmaceuticals, Inc.*	256,100	1,971,970
Inverness Medical Innovations, Inc.*	35,000	2,103,150
Northstar Neuroscience, Inc.*	178,000	2,358,500
Omrix Biopharmaceuticals, Inc.*	74,974	2,612,094
Optimer Pharmaceuticals Inc.*	77,200	639,216
Orexigen Therapeutics Inc.*	95,500	1,398,120
Poniard Pharmaceuticals, Inc.*	153,000	709,920
Power Medical Interventions, Inc.*	215,000	2,569,250
Savient Pharmaceuticals Inc.*	239,250	3,368,640
Sucampo Pharmaceuticals, Inc.*	37,900	492,700
Third Wave Technologies *	147,800	1,336,112
		26,744,784
MEDICAL TECHNOLOGY—2.8%
Acorda Therapeutics Inc.*	262,850	5,327,969
Hansen Medical, Inc.*	72,000	2,798,640
		8,126,609
PHARMACEUTICALS—23.7%
Abbott Laboratories	157,750	8,616,305
Allergan, Inc.	81,300	5,494,254
Altus Pharmaceuticals Inc.*	86,400	1,195,776
Auxilium Pharmaceuticals Inc.*	60,350	1,593,843
Barr Pharmaceuticals, Inc.*	41,900	2,401,708
Bristol-Myers Squibb, Company	222,150	6,662,278
Eli Lilly and Company	52,800	2,859,120
Johnson & Johnson	89,300	5,819,681
Medicines Company*	152,600	2,922,290
Merck & Co. Inc.	136,250	7,937,925
Pharmion Corp.*	175,100	8,425,812
Repros Therapeutics Inc.*	88,541	1,097,023

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—(CONT.)
Schering-Plough Corporation	297,350	$9,075,122
Teva Pharmaceutical Industries Ltd.ADR#	79,000	3,476,790
		67,577,927
PHARMACEUTICAL PREPARATIONS—.8%
Adams Respiratory Therapeutics, Inc.*	53,900	2,368,366
TOTAL COMMON STOCKS (Cost $232,664,102)		260,427,697
PURCHASED PUT OPTIONS—.2%	CONTRACTS
PUT OPTIONS
Amylin Pharmaceuticals, Inc.*/December/45
TOTAL PURCHASED PUT OPTIONS (Cost $547,038)	1,800	543,600
SHORT-TERM INVESTMENTS—8.7%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Banks, 4.25%, 11/1/07 (Cost $24,728,000)	$24,728,000	24,728,000
Total Investments (Cost $257,939,140)(a)	100.1%	285,699,297
Liabilities in Excess of Other Assets	(0.1)	(310,867)
NET ASSETS	100.0%	$285,388,430

  *  Non-income producing security.

  #  American Depositary Receipts.

(a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $259,720,881 amounted to $25,978,416 which consisted of aggregate gross unrealized appreciation of $31,876,851 and aggregate gross unrealized depreciation of $5,898,435.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND

Schedule of Investments October 31, 2007

COMMON STOCKS—91.5%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
BE Aerospace, Inc.*	96,050	$4,774,646
SI International Inc.*	83,050	2,342,840
		7,117,486
AIRLINES—.6%
AirTran Holdings, Inc.*	209,750	2,183,498
AUTO COMPONENTS—1.3%
LKQ Corporation*	113,850	4,390,056
AUTO EQUIPMENT & SERVICE—.9%
Tenneco Inc.*	99,950	3,059,469
BIOTECHNOLOGY—3.4%
Gen-Probe Incorporated*	52,800	3,697,056
ImClone Systems Incorporated*	37,500	1,618,125
Neurocrine Biosciences, Inc.*	149,150	1,379,637
Onyx Pharmaceuticals, Inc.*	65,500	3,059,505
Regeneron Pharmaceuticals, Inc.*	88,050	1,937,100
		11,691,423
BUSINESS SERVICES—1.1%
Information Services Group, Inc.*	202,350	1,525,719
TeleTech Holdings Inc.*	97,900	2,440,647
		3,966,366
CAPITAL MARKETS—1.8%
Affiliated Managers Group, Inc.*	25,762	3,388,991
Greenhill & Co., Inc.	37,200	2,752,056
		6,141,047
CASINOS & RESORTS—1.4%
Bally Technologies Inc.*	118,000	4,758,940
CHEMICALS—.8%
Zoltek Companies, Inc.*	62,800	2,778,900
COMMERCIAL BANKS—1.6%
First Midwest Bancorp., Inc.	77,000	2,593,360
Signature Bank*	87,400	2,984,710
		5,578,070
COMMERCIAL SERVICES & SUPPLIES—1.2%
FTI Consulting, Inc.*	75,100	4,077,930
COMMUNICATION EQUIPMENT—3.7%
Foundry Networks, Inc.*	175,500	3,710,070
NICE Systems Ltd. ADR*#	102,800	4,053,404
Polycom, Inc.*	98,400	2,753,232
Sonus Networks, Inc.*	324,650	2,240,085
		12,756,791

THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMMUNICATION TECHNOLOGY—.9%
Dobson Communications Corp.*	126,100	$1,631,734
Novatel Wireless, Inc.*	62,550	1,626,300
		3,258,034
COMPUTER SERVICES—2.4%
ANSYS, Inc.*	108,200	4,199,242
IHS Inc. Cl. A*	63,100	3,978,455
		8,177,697
COMPUTER TECHNOLOGY—1.9%
Atheros Communications*	109,350	3,838,185
NAVTEQ*	37,100	2,864,120
		6,702,305
CONSTRUCTION & ENGINEERING—1.1%
URS Corporation*	64,700	3,999,107
CONTAINERS & PACKAGING—.7%
Greif Inc.	39,000	2,480,400
CORRECTIONAL FACILITIES—1.1%
The Geo Group Inc.*	122,650	3,879,420
DRUGS & PHARMACEUTICALS—.9%
United Therapeutics Corporation*	43,250	2,960,030
ELECTRIC AND ELECTRONIC EQUIPMENT—1.0%
Roper Industries, Inc.	47,150	3,338,691
ELECTRICAL EQUIPMENT—1.0%
AMETEK, Inc.	72,150	3,391,050
ELECTRIC SERVICES—1.3%
ITC Holdings Corporation	79,900	4,573,476
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS—1.4%
Mellanox Technologies Ltd.*	110,400	2,606,544
Spreadtrum Communications, Inc. ADR*#	165,200	2,134,384
		4,740,928
ENERGY—1.3%
SunPower Corporation Cl. A*	35,550	4,495,653
ENERGY EQUIPMENT & SERVICES—1.9%
Cameron International Corp.*	42,000	4,089,120
Grant Prideco, Inc.*	53,750	2,642,350
		6,731,470
ENGINEERING—1.0%
Aecom Technology Corp.*	99,900	3,373,623
FINANCE—.9%
IntercontinentalExchange Inc.*	17,400	3,100,680

THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
FINANCIAL INFORMATION SERVICES—.9%
GFI Group Inc.*	36,950	$3,189,524
FOOD & BEVERAGES—1.1%
Hain Celestial Group Inc. (The)*	104,800	3,674,288
HEALTH CARE EQUIPMENT & SUPPLIES—4.7%
ArthroCare Corporation*	28,800	1,867,392
Hologic, Inc.*	63,600	4,320,348
Illumina, Inc.*	63,100	3,543,065
Intuitive Surgical, Inc.*	14,200	4,641,554
Thoratec Corporation*	103,350	2,063,900
		16,436,259
HEALTH CARE PROVIDERS & SERVICES—2.1%
Parexel International Corporation*	78,250	3,599,500
Psychiatric Solutions, Inc.*	95,550	3,783,780
		7,383,280
HOTELS, RESTAURANTS & LEISURE—1.7%
Ctrip.com International Ltd. ADR#	80,450	4,534,162
Scientific Games Corporation*	40,200	1,453,230
		5,987,392
INSURANCE—.9%
First Mercury Financial Corporation*	144,550	3,201,783
INTERNET & CATALOG RETAIL—1.2%
Priceline.com Incorporated*	43,650	4,063,815
INTERNET SOFTWARE & SERVICES—3.8%
Acme Packet, Inc.*	123,950	1,779,922
Allscripts Healthcare Solutions, Inc.*	135,150	3,743,655
DealerTrack Holdings Inc.*	92,539	4,542,740
Omniture Inc.*	93,300	3,187,128
		13,253,445
IT SERVICES—1.0%
Wright Express Corp.*	85,750	3,318,525
LEISURE EQUIPMENT & PRODUCTS—.9%
LIFE TIME FITNESS, Inc.*	53,000	3,213,920
MACHINERY—3.0%
Bucyrus International, Inc. Cl. A	46,900	3,869,250
Manitowoc Company, Inc.	81,700	4,024,542
Oshkosh Truck Corporation	43,500	2,357,700
		10,251,492
MANUFACTURING—.6%
Silgan Holdings Inc.	40,400	2,204,628

THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEDIA—2.6%
Dolby Laboratories Inc. Cl. A*	75,950	$3,148,887
Focus Media Holding Limited ADR*#	54,650	3,388,300
NeuStar, Inc. Cl. A*	72,050	2,464,110
		9,001,297
MEDICAL PRODUCTS—3.6%
Cadence Pharmaceuticals Inc.*	155,450	2,219,826
Inverness Medical Innovations, Inc.*	50,000	3,004,500
Northstar Neuroscience, Inc.*	138,550	1,835,787
Orexigen Therapeutics Inc.*	94,850	1,388,604
Power Medical Interventions, Inc.*	209,800	2,507,110
Third Wave Technologies*	181,350	1,639,404
		12,595,231
MEDICAL TECHNOLOGY—.7%
Acorda Therapeutics Inc.*	121,300	2,458,751
METALS—1.0%
Thompson Creek Metals Co.,Inc.*	132,150	3,475,571
METALS & MINING—.9%
Paladin Resources Limited*	389,350	3,033,036
OIL & GAS—2.0%
Carrizo Oil & Gas, Inc.*	67,550	3,471,395
Range Resources Corporation	78,350	3,520,265
		6,991,660
OIL AND GAS EXPLORATION SERVICES—1.0%
Petrobank Energy and Resources Ltd.*	71,150	3,519,292
OIL: CRUDE PRODUCERS—.6%
CVR Energy, Inc.*	84,800	1,933,440
PHARMACEUTICAL PREPARATIONS—1.0%
Adams Respiratory Therapeutics, Inc.*	76,950	3,381,183
PHOTOGRAPHY—.9%
Shutterfly, Inc.*	95,500	3,186,835
REAL ESTATE—.5%
DuPont Fabros Technology Inc.*	78,100	1,677,588
RETAIL—1.4%
bebe Stores, Inc.	146,550	2,038,511
Phillips-Van Heusen Corporation	60,450	2,889,510
		4,928,021
SEMICONDUCTOR CAPITAL EQUIPMENT—1.5%
FormFactor Inc.*	68,850	2,692,724
SiRF Technology Holdings, Inc.*	89,000	2,653,090
		5,345,814

THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND

Schedule of Investments (Continued) October 31, 2007

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
Cypress Semiconductor Corporation*	121,250	$4,431,688
ON Semiconductor Corporation*	281,300	2,869,260
Varian Semiconductor Equipment Associates, Inc.*	57,200	2,632,344
		9,933,292
SOFTWARE—4.2%
Concur Technologies, Inc.*	48,000	1,729,920
Solera Holdings Inc.*	211,050	4,539,685
Synchronoss Technologies Inc.*	89,350	3,574,000
VeriFone Holdings Inc.*	95,800	4,735,394
		14,578,999
SPECIALTY RETAIL—3.9%
Abercrombie & Fitch Co. Cl. A	32,400	2,566,080
Gamestop Corp. Cl. A*	60,400	3,576,888
Tiffany & Co.	70,800	3,835,944
Urban Outfitters, Inc.*	141,400	3,573,178
		13,552,090
TEXTILES & APPAREL—1.0%
Iconix Brand Group, Inc.*	153,750	3,513,187
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corporation Cl. A*	114,350	4,070,860
TOTAL COMMON STOCKS (Cost $265,374,368)		317,057,038
SHORT-TERM INVESTMENTS—5.4%	PRINCIPAL AMOUNT
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $18,850,000)	$18,850,000	18,850,000
Total Investments (Cost $284,224,368)(a)	96.9%	335,907,038
Other Assets in Excess of Liabilities	3.1	10,831,751
NET ASSETS	100.0%	$346,738,789

  *  Non-income producing security.

  #  American Depositary Receipts.

(a)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $284,652,883 amounted to $51,254,155 which consisted of aggregate gross unrealized appreciation of $54,504,538 and aggregate gross unrealized depreciation of $3,250,383.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND

Schedule of Investments October 31, 2007

CORPORATE BONDS—53.4%	PRINCIPAL AMOUNT	VALUE
AEROSPACE & DEFENSE—1.7%
L-3 Communications Holdings, 3.00%, 8/1/35	$50,000	$60,750
BUILDING & CONSTRUCTION—.8%
Martin Marietta Materials Inc., 6.25%, 5/1/37	30,000	28,812
COMMERCIAL BANKS—2.0%
Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	75,000	73,314
DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
Qwest Corporation, 6.50%, 6/1/17(a)	40,000	39,600
ELECTRIC UTILITIES—4.8%
Florida Power Corp., 5.80%, 9/15/17	50,000	51,149
General Electric Capital Corp., 5.50%, 11/15/11	50,000	50,120
WPS Resources Co., 6.11%, 12/1/66	75,000	71,078
		172,347
FINANCE—2.6%
Capital One Capital III, 7.686%, 8/15/36	50,000	48,600
Toll Brothers Finance Corp., 5.15%, 5/15/15	50,000	44,869
		93,469
FINANCIAL SERVICES—12.7%
American Tower Trust, 5.9568%, 4/15/37(a)	50,000	47,875
Bear Stearns Commercial, 5.064%, 5/14/16	50,000	50,387
IBM International Group Capital, 5.05%, 10/22/12	50,000	50,032
JP Morgan Chase Commercial Mortgage SEC CO., 6.065%, 4/15/45	100,000	102,382
Lazard Group Senior Notes, 6.85%, 6/15/17	30,000	29,696
Morgan Stanley Capital I, 5.178%, 9/15/42	75,000	74,174
Morgan Stanley Capital I, 5.514%, 11/12/49	100,000	99,216
		453,762
HEALTH CARE PROVIDERS & SERVICES—1.7%
Coventry Health Care, Inc., 6.30%, 8/15/14	60,000	61,039
INSURANCE—3.9%
Liberty Mutual Group, 7.80%, 3/15/37	50,000	47,345
Radian Group Inc., 7.75%, 6/1/11	50,000	45,393
XL Capital Ltd., 6.50%, 12/31/49	50,000	46,516
		139,254
MANUFACTURING—2.5%
Cooper US Inc., 6.10%, 7/1/17	30,000	31,047
Reliance Steel & Alum, 6.85%, 11/15/36	60,000	59,438
		90,485
MEDIA—1.4%
Comcast Corporation, 6.30%, 11/15/17	50,000	51,672
MISCELLANEOUS—1.5%
Rayonier TRS Holdings Inc., 3.75%, 10/15/12(a)	50,000	53,062

THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND

Schedule of Investments (Continued) October 31, 2007

CORPORATE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
OIL & GAS—1.4%
XTO Energy, Inc., 5.90%, 8/1/12	$50,000	$51,374
OIL AND GAS EXTRACTION—1.2%
Enterprise Products Partners, 8.375%, 8/1/66	40,000	41,702
PHARMACEUTICALS—5.7%
Abbott Laboratories, 5.60%, 5/15/11	75,000	76,688
AstraZeneca PLC, 5.40%, 9/15/12	50,000	50,535
Johnson & Johnson, 5.15%, 8/15/12	75,000	76,569
		203,792
REAL ESTATE—1.4%
HCP Inc., 6.70%, 1/30/18	50,000	50,132
RESTAURANTS—1.4%
Darden Restaurants Inc., 5.625%, 10/15/12	50,000	50,492
ROAD & RAIL—1.7%
Union Pacific Corporation, 5.45%, 1/31/13	60,000	60,078
SPECIALTY RETAIL—1.8%
AutoZone, Inc., 6.95%, 6/15/16	60,000	64,222
UTILITIES—2.1%
Southern Co., 5.30%, 1/15/12	75,000	75,450
TOTAL CORPORATE BONDS (Cost $1,916,274)		1,914,808
U.S. GOVERNMENT & AGENCY OBLIGATIONS—39.6%
Federal Home Loan Bank, 5.10%, 3/6/08 5.375%, 6/8/12	100,000 25,000	100,147 25,803
Federal Home Loan Mortgage Corporation, 6.00%, 3/15/36 5.50%, 10/15/16	45,249 51,872	45,195 52,247
Federal Home Loan Mortgage Corporation Reference Remic, 5.50%, 12/15/20 5.50%, 10/15/14	71,895 50,000	71,935 50,205
Federal National Mortgage Association, 5.00%, 5/5/09 4.50%, 2/15/11 5.50%, 10/25/20	125,000 50,000 100,000	126,151 50,181 100,178
Federal National Mortgage Association Benchmark Remic, 5.50%, 12/25/20	71,013	70,948
Government National Mortgage Association, 5.00%, 5/16/29	117,888	117,817

THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND

Schedule of Investments (Continued) October 31, 2007

U.S. GOVERNMENT & AGENCY OBLIGATIONS—(CONT.)	PRINCIPAL AMOUNT	VALUE
U.S. Treasury Notes,
4.25%, 11/15/13	$80,000	$80,144
4.50%, 2/28/11	50,000	50,801
4.625%, 7/31/09	100,000	101,133
4.625%, 7/31/12	100,000	102,062
4.625%, 8/31/11	80,000	81,644
4.75%, 8/15/17	60,000	61,340
4.75%, 11/15/08	80,000	80,594
4.875%, 2/15/12	50,000	51,586
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,407,304)		1,420,111
SHORT-TERM INVESTMENTS—5.9%
U.S. AGENCY OBLIGATIONS
Federal Home Loan Bank, 4.25%, 11/1/07 (Cost $210,000)	210,000	210,000
Total Investments (Cost $3,533,578)(b)	98.9%	3,544,919
Other Assets in Excess of Liabilities	1.1	37,866
NET ASSETS	100.0%	$3,582,785

  *  Non-income producing security.

(a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 3.9% of the net assets of the fund.

(b)  At October 31, 2007, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $3,533,578 amounted to $11,341 which consisted of aggregate gross unrealized appreciation of $42,790 and aggregate gross unrealized depreciation of $31,449 .

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MONEY MARKET FUND

Schedule of Investments October 31, 2007

U.S. AGENCY OBLIGATIONS—99.5%	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Bank, 4.25%, 11/1/07 4.50%, 11/19/07 4.67%, 12/10/07 4.40%, 1/2/08	$23,500,000 7,600,000 8,000,000 7,000,000	$ 23,500,000 7,582,900 7,959,527 6,946,956
Freddie Mac, 4.67%, 12/7/07	8,000,000	7,962,640
TOTAL U.S. AGENCY OBLIGATIONS (Cost $53,952,022)		53,952,022
REPURCHASE AGREEMENTS—.5%
Securities Held Under Repurchase Agreements, 4.05%, 11/1/07, with State Street Bank and Trust Company dtd 10/31/07, repurchase price $254,529, collaterized by Freddie Mac (par value $255,000, 5.00%, due 11/1/10.), Cost ($254,500)	254,500	254,500
Total Investments (Cost $54,206,522)(a)	100.0%	54,206,522
Other Assets in Excess of Liabilities	—	197
NET ASSETS	100.0%	$54,206,719

(a)  At October 31, 2007, the net unrealized appreciation on investments, based on cost of federal income tax purposes was the same as the cost for financial reporting purposes.

See Notes to Financial Statements.

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THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2007

(in thousands, except per share amounts)

	LargeCap Growth Fund	SmallCap Growth Fund
ASSETS:
Investments In securities, at value (Identified cost)* see accompanying schedules of investments	$484,488	$589,496
Cash**	17	4
Receivable for investment securities sold	4,426	2,687
Receivable for shares of beneficial interest sold	1,519	1,498
Dividends and interest receivable	189	17
Receivable from Investment Manager—Note 3(a)	—	—
Prepaid Expenses	193	65
Total Assets	490,832	593,767
LIABILITES:
Payable for investment securities purchased	12,877	5,451
Written options outstanding	—	—
Payable for shares of beneficial interest redeemed	793	706
Accrued investment management fees	297	417
Accrued transfer agent fees	113	107
Accrued distribution fees	167	69
Accrued administrative fees	17	21
Accrued shareholder servicing fees	105	129
Dividends payable	—	—
Accrued expenses	158	162
Total Liabilites	14,527	7,062
NET ASSETS	$476,305	$586,705
Net Assets Consist of:
Paid in capital	$543,192	$509,609
Undistributed net investment income (accumulated loss)	—	—
Undistributed net realized gain (accumulated loss)	(136,066)	(36,311)
Net unrealized appreciation (depreciation) of investments	69,179	113,407
NET ASSETS	$476,305	$586,705
SHARES OF BENEFICIIAL INTEREST OUTSTANDING—NOTE 6
Class A	15,757	60,113
Class B	15,909	7,888
Class C	3,465	6,439
Class I	—	—
Class A — Net Asset Value Per Share	$14.25	$8.02
Class A — Offering Price Per Share	$15.04	$8.46
Class B — Net Asset Value and Offering Price Per Share	$12.99	$7.28
Class C — Net Asset Value and Offering Price Per Share	$12.98	$7.29
Class I — Net Asset Value and Offering Price Per Share	—	—
*Identified Cost	$415,309	$476,089

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities October 31, 2007

(in thousands, except per share amounts)

	Balanced Fund	MidCap Growth Fund	Capital Appreciation Fund	Health Sciences Fund
ASSETS:
Investments In securities, at value (Identified cost)* see accompanying schedules of investments	$106,448	$750,645	$731,914	$285,699
Cash**	7	7	4	4
Receivable for investment securities sold	249	39,491	15,258	7,973
Receivable for shares of beneficial interest sold	105	3,122	12,960	3,326
Dividends and interest receivable	400	171	161	159
Receivable from Investment Manager—Note 3(a)	—	—	—	—
Prepaid Expenses	10	60	63	39
Total Assets	107,219	793,496	760,360	297,200
LIABILITES:
Payable for investment securities purchased	63	39,875	25,389	11,127
Written options outstanding	—	362	—	—
Payable for shares of beneficial interest redeemed	127	2,520	1,003	222
Accrued investment management fees	60	498	495	199
Accrued transfer agent fees	40	90	145	39
Accrued distribution fees	48	201	180	60
Accrued administrative fees	4	26	24	10
Accrued shareholder servicing fees	24	164	153	62
Dividends payable	—	—	—	—
Accrued expenses	57	228	123	93
Total Liabilites	423	43,964	27,512	11,812
NET ASSETS	$106,796	$749,532	$732,848	$285,388
Net Assets Consist of:
Paid in capital	$108,268	$509,823	$987,375	$235,800
Undistributed net investment income (accumulated loss)	639	(1,185)	—	—
Undistributed net realized gain (accumulated loss)	(12,027)	127,427	(338,042)	21,828
Net unrealized appreciation (depreciation) of investments	9,916	113,467	83,515	27,760
NET ASSETS	$106,796	$749,532	$732,848	$285,388
SHARES OF BENEFICIIAL INTEREST OUTSTANDING—NOTE 6
Class A	1,448	39,244	28,874	9,685
Class B	2,232	21,681	12,991	1,184
Class C	704	8,429	6,572	3,646
Class I	—	—	—	—
Class A — Net Asset Value Per Share	$24.71	$11.36	$15.66	$19.94
Class A — Offering Price Per Share	$26.08	$11.99	$16.53	$21.04
Class B — Net Asset Value and Offering Price Per Share	$24.16	$10.09	$14.35	$19.10
Class C — Net Asset Value and Offering Price Per Share	$24.26	$10.07	$14.34	$19.09
Class I — Net Asset Value and Offering Price Per Share	—	—	—	—
*Identified Cost	$96,532	$637,461	$648,399	$257,939

**Includes restricted cash of $5,806 and $1,954, relating to initial margin requirements on options contracts for the MidCap Growth Fund and Capital Appreciation Fund, respectively.

See Notes to Financial Statements.

	SmallCap and MidCap Fund	Core Fixed-Income Fund	Money Market Fund
ASSETS:
Investments In securities, at value (Identified cost)* see accompanying schedules of investments	$335,907	$3,545	$54,207
Cash**	2,364	5	1
Receivable for investment securities sold	897	—	—
Receivable for shares of beneficial interest sold	8,070	1	148
Dividends and interest receivable	—	40	—
Receivable from Investment Manager—Note 3(a)	1	4	—
Prepaid Expenses	52	6	12
Total Assets	347,291	3,601	54,368
LIABILITES:
Payable for investment securities purchased	—	—	—
Written options outstanding	—	—	—
Payable for shares of beneficial interest redeemed	148	5	86
Accrued investment management fees	226	1	21
Accrued transfer agent fees	7	—	15
Accrued distribution fees	38	1	—
Accrued administrative fees	11	—	2
Accrued shareholder servicing fees	70	1	—
Dividends payable	—	2	3
Accrued expenses	52	8	34
Total Liabilites	552	18	161
NET ASSETS	$346,739	$3,583	$54,207
Net Assets Consist of:
Paid in capital	$289,488	$3,547	$54,425
Undistributed net investment income (accumulated loss)	(396)	1	—
Undistributed net realized gain (accumulated loss)	5,964	24	(218)
Net unrealized appreciation (depreciation) of investments	51,683	11	—
NET ASSETS	$346,739	$3,583	$54,207
SHARES OF BENEFICIIAL INTEREST OUTSTANDING—NOTE 6
Class A	15,452	252	54,304
Class B	936	64	—
Class C	2,688	42	—
Class I	165	—	—
Class A — Net Asset Value Per Share	$18.16	$10.01	—
Class A — Offering Price Per Share	$19.17	$10.51	—
Class B — Net Asset Value and Offering Price Per Share	$17.39	$10.00	$1.00
Class C — Net Asset Value and Offering Price Per Share	$17.40	$10.02	—
Class I — Net Asset Value and Offering Price Per Share	$18.21	—	—
*Identified Cost	$284,224	$3,534	$54,207

THE ALGER FUNDS

Statements of Operations (in thousands)

For the year ended October 31, 2007

	LargeCap Growth Fund	SmallCap Growth Fund	Balanced Fund	MidCap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$4,018	$879	$724	$3,151
Interest	471	1,125	2,166	445
Other Income	925	—	—	453
Total Income	5,414	2,004	2,890	4,049
EXPENSES:
Investment advisory fees—Note 3(a)	3,021	3,671	791	4,773
Distribution fees—Note 3(b)
Class B	1,566	427	442	1,563
Class C	304	253	132	538
Shareholder servicing fees—Note 3(f)	1,063	1,132	278	1,569
Administrative fees—Note 3(a)	167	179	44	247
Interest on line of credit utilized—Note 5	9	—	17	25
Custodian fees	48	50	29	86
Transfer agent fees and expenses—Note 3(e)	873	830	244	936
Professional fees	117	114	24	152
Registration fees	37	43	23	27
Miscellaneous	386	364	84	539
Total Expenses	7,591	7,063	2,108	10,455
Less, expense reimbursements Note 3(a)	—	—	(90)	—
Net Expenses	7,591	7,063	2,018	10,455
NET INVESTMENT INCOME (LOSS)	(2,177)	(5,059)	872	(6,406)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	62,021	54,478	13,122	144,954
Net realized gain on foreign currency transactions	29	—	—	479
Net realized gain on options written	965	—	—	4,987
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	43,712	62,205	4,277	82,067
Net change in unrealized appreciation (depreciation) on options	236	—	—	(6,795)
Net realized and unrealized gain on investments, options and foreign currency	106,963	116,683	17,399	225,692
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$104,786	$111,624	$18,271	$219,286
*Foreign withholding taxes	$69	$—	$12	$10

See Notes to Financial Statements.

	Capital Appreciation Fund	Health Sciences Fund	SmallCap and MidCap Fund	Core Fixed-Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$3,065	$1,217	$299	$—
Interest	511	767	378	200
Other Income	—	—	—	—
Total Income	3,576	1,984	677	200
EXPENSES:
Investment advisory fees—Note 3(a)	3,776	1,719	1,008	13
Distribution fees—Note 3(b)
Class B	1,352	161	81	4
Class C	384	385	173	4
Shareholder servicing fees—Note 3(f)	1,165	530	311	9
Administrative fees—Note 3(a)	184	83	49	1
Interest on line of credit utilized—Note 5	75	—	3	1
Custodian fees	64	27	34	8
Transfer agent fees and expenses—Note 3(e)	1,100	268	127	3
Professional fees	78	47	36	4
Registration fees	36	51	33	43
Miscellaneous	277	139	78	16
Total Expenses	8,491	3,410	1,933	106
Less, expense reimbursements Note 3(a)	—	—	(1)	(61)
Net Expenses	8,491	3,410	1,932	45
NET INVESTMENT INCOME (LOSS)	(4,915)	(1,426)	(1,255)	155
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	118,925	24,429	6,822	58
Net realized gain on foreign currency transactions	121	—	—	—
Net realized gain on options written	697	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	56,963	8,588	44,181	(28)
Net change in unrealized appreciation (depreciation) on options	—	52	—	—
Net realized and unrealized gain on investments, options and foreign currency	176,706	33,069	51,003	30
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$171,791	$31,643	$49,748	$185
*Foreign withholding taxes	$3	$—	$—	$—

THE ALGER FUNDS

Statements of Operations (in thousands)

For the year ended October 31, 2007

Money Market Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$—
Interest	2,752
Total Income	2,752
EXPENSES:
Management fees—Note 3(a)	249
Distribution fees—Note 3(b)
Class B	—
Class C	—
Shareholder servicing fees—Note 3(f)	—
Administrative fees—Note 3(a)	21
Interest on line of credit utilized—Note 5	—
Custodian fees	11
Transfer agent fees and expenses—Note 3(e)	119
Professional fees	7
Registration fees	20
Miscellaneous	48
Total Expenses	475
Less, expense reimbursements Note 3(a)	—
Net Expenses	475
NET INVESTMENT INCOME (LOSS)	2,277
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments	—
Net realized gain on foreign currency transactions	—
Net realized gain on options written	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	—
Net change in unrealized appreciation (depreciation) on options	—
Net realized and unrealized gain on investments, options and foreign currency	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,277
*Foreign withholding taxes	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	LargeCap Growth Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment income (loss)	$(2,177)	$(2,830)
Net realized gain (loss) on investments, options and foreign currency transactions	63,015	31,550
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	43,948	(4,513)
Net increase in net assets resulting from operations	104,786	24,207
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	22,232	(8,917)
Class B	(64,364)	(52,808)
Class C	(4,983)	(1,459)
Class I	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(47,115)	(63,184)
Total increase (decrease)	57,671	(38,977)
Net Assets:
Beginning of year	418,634	457,611
END OF YEAR	$476,305	$418,634
Undistributed net investment income	$—	$—

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	SmallCap Growth Fund		Balanced Fund
	For the Year Ended October 31 2007	For the Year Ended October 31 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment income (loss)	$(5,059)	$(2,716)	$872	$957
Net realized gain (loss) in investments, options and foreign currency transactions	54,478	18,474	13,122	7,121
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	62,205	27,188	4,277	(1,092)
Net increase in net assets resulting from operations	111,624	42,946	18,271	6,986
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	(601)	(538)
Class B	—	—	(369)	(205)
Class C	—	—	(131)	(65)
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Total dividends and distributions to shareholders	—	—	(1,101)	(808)
Increase (decrease) from shares of beneficial interest transactions:
Class A	171,083	80,645	(12,799)	(12,201)
Class B	(13,645)	(14,826)	(22,319)	(22,674)
Class C	21,116	10,828	(8,007)	(4,035)
Class I	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	178,554	76,647	(43,125)	(38,910)
Total increase (decrease)	290,178	119,593	(25,955)	(32,732)
Net Assets:
Beginning of year	296,527	176,934	132,751	165,483
END OF YEAR	$586,705	$296,527	$106,796	$132,751
Undistributed net investment income (accumulated loss)	$—	$—	$639	$868

See Notes to Financial Statements.

	MidCap Growth Fund		Capital Appreciation Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment income (loss)	$(6,406)	$(7,435)	$(4,915)	$(3,712)
Net realized gain (loss) in investments, options and foreign currency transactions	150,420	60,103	119,743	81,450
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	75,272	(405)	56,963	(15,588)
Net increase in net assets resulting from operations	219,286	52,263	171,791	62,150
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Net realized gains
Class A	(33,472)	(34,821)	—	—
Class B	(24,034)	(30,115)	—	—
Class C	(7,865)	(8,656)	—	—
Total dividends and distributions to shareholders	(65,371)	(73,592)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	37,125	8,347	208,400	(768)
Class B	(40,649)	(38,443)	(54,873)	(44,868)
Class C	(1,142)	(686)	40,083	(4,502)
Class I	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(4,666)	(30,782)	193,610	(50,138)
Total increase (decrease)	149,249	(52,111)	365,401	12,012
Net Assets:
Beginning of year	600,283	652,394	367,447	355,435
END OF YEAR	$749,532	$600,283	$732,848	$367,447
Undistributed net investment income (accumulated loss)	$(1,185)	$—	$—	$—

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Health Sciences Fund		SmallCap and MidCap Growth Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment income (loss)	$(1,426)	$(1,092)	$(1,255)	$(454)
Net realized gain (loss) in investments, options and foreign currency transactions	24,429	8,875	6,822	2,734
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	8,640	11,223	44,181	3,228
Net increase in net assets resulting from operations	31,643	19,006	49,748	5,508
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Net realized gains
Class A	(5,404)	(1,897)	(1,703)	(960)
Class B	(1,129)	(395)	(388)	(219)
Class C	(2,269)	(646)	(642)	(172)
Total dividends and distributions to shareholders	(8,802)	(2,938)	(2,733)	(1,351)
Increase (decrease) from shares of beneficial interest transactions:
Class A	61,112	55,381	210,744	16,175
Class B	(2,178)	4,670	5,920	3,405
Class C	18,506	16,912	27,531	9,262
Class I	—	—	2,919	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	77,440	76,963	247,114	28,842
Total increase (decrease)	100,281	93,031	294,129	32,999
Net Assets:
Beginning of year	185,107	92,076	52,610	19,611
END OF YEAR	$285,388	$185,107	$346,739	$52,610
Undistributed net investment income (accumulated loss)	$—	$—	$—	$—

*Commenced operations March 1, 2006.

See Notes to Financial Statements.

	Core Fixed-Income Fund*		Money Market Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net investment income (loss)	$155	$140	$2,277	$2,141
Net realized gain (loss) in investments, options and foreign currency transactions	58	(34)	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(28)	39	—	—
Net increase in net assets resulting from operations	185	145	2,277	2,141
Dividends and distributions to shareholders from:
Net investment income
Class A	(118)	(130)	(2,277)	(2,141)
Class B	(20)	(5)
Class C	(17)	(4)
Net realized gains
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Total dividends and distributions to shareholders	(155)	(139)	(2,277)	(2,141)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(419)	2,911	(861)	(6,502)
Class B	321	315	—	—
Class C	(4)	423	—	—
Class I	—	—	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(102)	3,649	(861)	(6,502)
Total increase (decrease)	(72)	3,655	(861)	(6,502)
Net Assets:
Beginning of year	3,655	—	55,068	61,570
END OF YEAR	$3,583	$3,655	$54,207	$55,068
Undistributed net investment income (accumulated loss)	$1	$—	$—	$—

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER LARGECAP GROWTH FUND	CLASS A					CLASS B
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$11.13	$10.48	$9.05	$8.87	$7.16	$10.22	$9.70	$8.44	$8.33	$6.76
Net investment income (loss) (i)	(0.01)	(0.02)	0.01	(0.07)	(0.05)	(0.09)	(0.09)	(0.07)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	3.13	0.67	1.42	0.25	1.76	2.86	0.61	1.33	0.24	1.67
Total from investment operations	3.12	0.65	1.43	0.18	1.71	2.77	0.52	1.26	0.11	1.57
Net asset value, end of year	$14.25	$11.13	$10.48	$9.05	$8.87	$12.99	$10.22	$9.70	$8.44	$8.33
Total return (ii)	28.0%	6.2%	15.8%	2.0%	23.9%	27.1%	5.4%	14.9%	1.3%	23.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$224,617	$157,185	$157,205	$166,720	$168,720	$206,695	$221,298	$260,786	$279,963	$350,972
Ratio of expenses to average net assets	1.34%	1.21%	1.37%	1.34%	1.44%	2.10%	1.96%	2.12%	2.09%	2.2%
Ratio of net investment income (loss) to average net assets	(0.08)%	(0.14)%	0.05%	(0.72)%	(0.62)%	(0.81)%	(0.91)%	(0.72)%	(1.46)%	(1.37)%
Portfolio turnover rate	171.78%	322.94%	249.17%	191.13%	215.81%	171.78%	322.94%	249.17%	191.13%	215.81%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

ALGER LARGECAP GROWTH FUND	CLASS C
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$10.21	$9.69	$8.43	$8.33	$6.76
Net investment income (loss) (i)	(0.09)	(0.09)	(0.07)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	2.86	0.61	1.33	0.23	1.67
Total from investment operations	2.77	0.52	1.26	0.10	1.57
Net asset value, end of year	$12.98	$10.21	$9.69	$8.43	$8.33
Total return (ii)	27.1%	5.4%	15.0%	1.2%	23.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$44,993	$40,151	$39,620	$42,196	$41,906
Ratio of expenses to average net assets	2.09%	1.96%	2.12%	2.09%	2.19%
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.90)%	(0.72)%	(1.47)%	(1.37)%
Portfolio turnover rate	171.78%	322.94%	249.17%	191.13%	215.81%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER SMALLCAP GROWTH FUND	CLASS A					CLASS B
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$6.31	$5.21	$4.18	$3.95	$2.85	$5.77	$4.80	$3.88	$3.70	$2.68
Net investment income (loss) (i)	(0.07)	(0.05)	(0.06)	(0.06)	(0.05)	(0.11)	(0.09)	(0.08)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.78	1.15	1.09	0.29	1.15	1.62	1.06	1.00	0.27	1.09
Total from investment operations	1.71	1.10	1.03	0.23	1.10	1.51	0.97	0.92	0.18	1.02
Net asset value, end of year	$8.02	$6.31	$5.21	$4.18	$3.95	$7.28	$5.77	$4.80	$3.88	$3.70
Total return (ii)	27.1%	21.1%	24.6%	5.8%	38.6%	26.2%	20.2%	23.7%	4.9%	38.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$482,318	$221,019	$110,329	$82,891	$73,616	$57,448	$57,928	$61,499	$70,304	$94,241
Ratio of expenses to average net assets	1.41%	1.37%	1.62%	1.69%	1.79%	2.16%	2.14%	2.36%	2.43%	2.57%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.91)%	(1.19)%	(1.47)%	(1.55)%	(1.70)%	(1.66)%	(1.94)%	(2.21)%	(2.32)%
Portfolio turnover rate	73.54%	83.72%	104.30%	128.79%	139.28%	73.54%	83.72%	104.30%	128.79%	139.28%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

ALGER SMALLCAP GROWTH FUND	CLASS C
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$5.78	$4.81	$3.88	$3.70	$2.68
Net investment income (loss) (i)	(0.11)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.62	1.06	1.02	0.27	1.09
Total from investment operations	1.51	0.97	0.93	0.18	1.02
Net asset value, end of year	$7.29	$5.78	$4.81	$3.88	$3.70
Total return (ii)	26.1%	20.2%	24.0%	4.9%	38.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$46,939	$17,580	$5,106	$4,669	$4,999
Ratio of expenses to average net assets	2.16%	2.12%	2.37%	2.44%	2.56%
Ratio of net investment income (loss) to average net assets	(1.72)%	(1.66)%	(1.95)%	(2.21)%	(2.32)%
Portfolio turnover rate	73.54%	83.72%	104.30%	128.79%	139.28%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER BALANCED FUND	CLASS A						CLASS B
	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$21.15		$20.29	$18.58	$18.29	$16.02	$20.66		$19.81	$18.13	$17.86	$15.62
Net investment income (loss) (i)	0.29		0.23	0.22	0.10	0.13	0.12		0.08	0.08	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	3.57		0.84	1.70	0.36	2.43	3.50		0.82	1.65	0.34	2.39
Total from investment operations	3.86		1.07	1.92	0.46	2.56	3.62		0.90	1.73	0.30	2.40
Dividends from net investment income	(0.30)		(0.21)	(0.21)	(0.17)	(0.29)	(0.12)		(0.05)	(0.05)	(0.03)	(0.16)
Net asset value, end of year	$24.71		$21.15	$20.29	$18.58	$18.29	$24.16		$20.66	$19.81	$18.13	$17.86
Total return (ii)	18.5%		5.3%	10.4%	2.5%	16.3%	17.6%		4.5%	9.6%	1.7%	15.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$35,789		$43,224	$53,415	$68,646	$79,387	$53,928		$67,170	$86,647	$114,387	$143,765
Ratio of expenses to average net assets	1.25	%(iii)	1.32%	1.31%	1.26%	1.31%	1.99	%(iii)	2.07%	2.06%	2.01%	2.06%
Ratio of net investment income (loss) to average net assets	1.26%		1.15%	1.15%	0.52%	0.80%	0.53%		0.40%	0.41%	(0.23)%	0.05%
Portfolio turnover rate	139.18%		271.30%	218.75%	167.72%	174.97%	139.18%		271.30%	218.75%	167.72%	174.97%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

(iii)  Amount has been reduced by .08% due to expense reimbursement.

See Notes to Financial Statements.

ALGER BALANCED FUND	CLASS C
	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$20.75		$19.90	$18.21	$17.93	$15.68
Net investment income (loss) (i)	0.12		0.08	0.08	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	3.52		0.82	1.66	0.35	2.39
Total from investment operations	3.64		0.90	1.74	0.31	2.40
Dividends from net investment income	(0.13)		(0.05)	(0.05)	(0.03)	(0.15)
Net asset value, end of year	$24.26		$20.75	$19.90	$18.21	$17.93
Total return (ii)	17.6%		4.5%	9.5%	1.7%	15.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$17,079		$22,357	$25,421	$34,840	$44,801
Ratio of expenses to average net assets	1.98	%(iii)	2.07%	2.06%	2.01%	2.06%
Ratio of net investment income (loss) to average net assets	0.53%		0.41%	0.42%	(0.23)%	0.05%
Portfolio turnover rate	139.18%		271.30%	218.75%	167.72%	174.97%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER MIDCAP GROWTH FUND	CLASS A					CLASS B
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$8.93	$9.15	$7.89	$7.57	$5.48	$8.09	$8.43	$7.33	$7.08	$5.17
Net investment income (loss) (i)	(0.07)	(0.07)	(0.08)	(0.08)	(0.07)	(0.12)	(0.12)	(0.14)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	3.46	0.85	1.34	0.40	2.16	3.08	0.78	1.24	0.38	2.02
Total from investment operations	3.39	0.78	1.26	0.32	2.09	2.96	0.66	1.10	0.25	1.91
Distributions from net realized gains	(0.96)	(1.00)	—	—	—	(0.96)	(1.00)	—	—	—
Net asset value, end of year	$11.36	$8.93	$9.15	$7.89	$7.57	$10.09	$8.09	$8.43	$7.33	$7.08
Total return (ii)	41.6%	8.9%	16.0%	4.2%	38.1%	40.5%	8.2%	15.0%	3.5%	36.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$445,903	$318,934	$318,423	$276,076	$231,711	$218,783	$212,286	$260,986	$276,982	$326,015
Ratio of expenses to average net assets	1.33%	1.23%	1.36%	1.34%	1.45%	2.08%	1.98%	2.11%	2.09%	2.20%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.77)%	(0.96)%	(1.08)%	(1.16)%	(1.43)%	(1.52)%	(1.71)%	(1.83)%	(1.92)%
Portfolio turnover rate	279.32%	272.41%	239.32%	210.18%	238.17%	279.32%	272.41%	239.32%	210.18%	238.17%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

ALGER MIDCAP GROWTH FUND	CLASS C
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$8.07	$8.41	$7.31	$7.06	$5.16
Net investment income (loss) (i)	(0.12)	(0.12)	(0.14)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	3.08	0.78	1.24	0.38	2.01
Total from investment operations	2.96	0.66	1.10	0.25	1.90
Distributions from net realized gains	(0.96)	(1.00)	—	—	—
Net asset value, end of year	$10.07	$8.07	$8.41	$7.31	$7.06
Total return (ii)	40.6%	8.2%	15.1%	3.5%	36.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$84,846	$69,063	$72,985	$70,677	$62,627
Ratio of expenses to average net assets	2.08%	1.98%	2.11%	2.09%	2.20%
Ratio of net investment income (loss) to average net assets	(1.43)%	(1.52)%	(1.71)%	(1.83)%	(1.92)%
Portfolio turnover rate	279.32%	272.41%	239.32%	210.18%	238.17%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER CAPITAL APPRECIATION FUND	CLASS A					CLASS B
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$11.05	$9.27	$7.71	$7.74	$6.23	$10.20	$8.62	$7.23	$7.31	$5.93
Net investment income (loss) (i)	(0.09)	(0.06)	(0.04)	(0.10)	(0.07)	(0.17)	(0.12)	(0.09)	(0.15)	(0.11)
Net realized and unrealized gain (loss) on investments	4.70	1.84	1.60	0.07	1.58	4.32	1.70	1.48	0.07	1.49
Total from investment operations	4.61	1.78	1.56	(0.03)	1.51	4.15	1.58	1.39	(0.08)	1.38
Net asset value, end of year	$15.66	$11.05	$9.27	$7.71	$7.74	$14.35	$10.20	$8.62	$7.23	$7.31
Total return (ii)	41.7%	19.2%	20.2%	(0.4)%	24.2%	40.7%	18.3%	19.2%	(1.1)%	23.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$452,152	$152,808	$128,816	$121,341	$112,031	$186,431	$179,706	$192,976	$228,646	$324,292
Ratio of expenses to average net assets	1.44%	1.39%	1.63%	1.58%	1.70%	2.21%	2.14%	2.37%	2.33%	2.45%
Ratio of net investment income (loss) to average net assets	(0.69)%	(0.57)%	(0.44)%	(1.23)%	(1.06)%	(1.42)%	(1.31)%	(1.15)%	(1.97)%	(1.82)%
Portfolio turnover rate	251.53%	223.23%	144.61%	157.23%	202.81%	251.53%	223.23%	144.61%	157.23%	202.81%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

ALGER CAPITAL APPRECIATION FUND	CLASS C
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$10.19	$8.61	$7.22	$7.31	$5.93
Net investment income (loss) (i)	(0.17)	(0.12)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	4.32	1.70	1.48	0.01	1.49
Total from investment operations	4.15	1.58	1.39	(0.09)	1.38
Net asset value, end of year	$14.34	$10.19	$8.61	$7.22	$7.31
Total return (ii)	40.7%	18.4%	19.3%	(1.2)%	23.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$94,265	$34,933	$33,643	$41,595	$54,273
Ratio of expenses to average net assets	2.19%	2.14%	2.37%	2.33%	2.45%
Ratio of net investment income (loss) to average net assets	(1.44)%	(1.31)%	(1.13)%	(1.98)%	(1.81)%
Portfolio turnover rate	251.53%	223.23%	144.61%	157.23%	202.81%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER HEALTH SCIENCES FUND	CLASS A							CLASS B
	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$18.17	$16.24	$13.29		$11.91		$9.29	$17.56	$15.83	$13.05		$11.78		$9.26
Net investment income (loss) (i)	(0.08)	(0.07)	(0.11)		(0.14)		(0.20)	(0.20)	(0.19)	(0.22)		(0.24)		(0.28)
Net realized and unrealized gain (loss) on investments	2.72	2.35	3.76		1.75		2.82	2.61	2.27	3.70		1.74		2.80
Total from investment operations	2.64	2.28	3.65		1.61		2.62	2.41	2.08	3.48		1.50		2.52
Distributions from net realized gains	(0.87)	(0.35)	(0.70)		(0.23)		—	(0.87)	(0.35)	(0.70)		(0.23)		—
Net asset value, end of year	$19.94	$18.17	$16.24		$13.29		$11.91	$19.10	$17.56	$15.83		$13.05		$11.78
Total return (ii)	15.3%	14.3%	28.3%		13.7%		28.2%	14.5%	13.3%	27.5%		12.9%		27.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$193,165	$116,165	$50,581		$15,106		$8,594	$22,605	$22,995	$16,244		$7,939		$3,620
Ratio of expenses to average net assets	1.35%	1.35%	1.50	%(iv)	1.55	%(iii)	2.36%	2.10%	2.10%	2.25	%(vi)	2.29	%(iii)	3.22%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.40)%	(0.77)%		(1.04)%		(1.80)%	(1.16)%	(1.15)%	(1.52)%		(1.78)%		(2.63)%
Portfolio turnover rate	183.27%	168.87%	127.78%		202.79%		246.96%	183.27%	168.87%	127.78%		202.79%		246.96%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

(iii)  Amount has been reduced by 0.14% due to expense reimbursements.

(iv)  Amount has been reduced by 0.03% due to expense reimbursements.

(v)  Amount has been reduced by 0.15% due to expense reimbursements.

(vi)  Amount has been reduced by 0.02% due to expense reimbursements.

(vii)  Amount has been reduced by 0.04% due to expense reimbursements.

(viii)  Amount has been reduced by 0.01% due to expense reimbursements.

See Notes to Financial Statements.

ALGER HEALTH SCIENCES FUND	CLASS C
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$17.56	$15.82		$13.05		$11.78		$9.26
Net investment income (loss) (i)	(0.20)	(0.19)		(0.22)		(0.24)		(0.29)
Net realized and unrealized gain (loss) on investments	2.60	2.28		3.69		1.74		2.81
Total from investment operations	2.40	2.09		3.47		1.50		2.52
Distributions from net realized gains	(0.87)	(0.35)		(0.70)		(0.23)		—
Net asset value, end of year	$19.09	$17.56		$15.82		$13.05		$11.78
Total return (ii)	14.4%	13.4%		27.4%		12.9%		27.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$69,618	$45,947		$25,251		$3,740		$1,357
Ratio of expenses to average net assets	2.10%	2.11	%(viii)	2.25	%(vii)	2.29	%(v)	3.30%
Ratio of net investment income (loss) to average net assets	(1.16)%	(1.15)%		(1.52)%		(1.78)%		(2.69)%
Portfolio turnover rate	183.27%	168.87%		127.78%		202.79%		246.96%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER SMALLCAP AND MIDCAP GROWTH FUND	CLASS A								CLASS B
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$13.92	$12.23		$10.46		$9.97		$7.65	$13.44	$11.92		$10.27		$9.87		$7.63
Net investment income (loss) (i)	(0.12)	(0.14)		(0.13)		(0.13)		(0.09)	(0.23)	(0.23)		(0.20)		(0.20)		(0.16)
Net realized and unrealized gain (loss) on investments	5.05	2.58		2.71		0.62		2.41	4.87	2.50		2.66		0.60		2.40
Total from investment operations	4.93	2.44		2.58		0.49		2.32	4.64	2.27		2.46		0.40		2.24
Distributions from net realized gains	(0.69)	(0.75)		(0.81)		—		—	(0.69)	(0.75)		(0.81)		—		—
Net asset value, end of year	$18.16	$13.92		$12.23		$10.46		$9.97	$17.39	$13.44		$11.92		$10.27		$9.87
Total return (ii)	37.0%	20.8%		25.7%		4.9%		30.3%	36.1%	19.8%		25.0%		4.1%		29.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$280,672	$33,419		$14,389		$10,827		$9,932	$16,285	$7,251		$3,262		$2,291		$1,205
Ratio of expenses to average net assets	1.34%	1.50	%(iii)	1.50	%(iv)	1.53	%(v)	1.58%	2.15%	2.25	%(vi)	2.25	%(iv)	2.27	%(vi)	2.37%
Ratio of net investment income (loss) to average net assets	(0.80)%	(1.02)%		(1.13)%		(1.21)%		(1.06)%	(1.58)%	(1.77)%		(1.88)%		(1.95)%		(1.87)%
Portfolio turnover rate	64.72%	80.64%		80.54%		101.16%		83.67%	64.72%	80.64%		80.54%		101.16%		83.67%

(i)  Amount was computed based on average shares outstanding during the year.

(ii)  Does not reflect the effect of any sales charges.

(iii)  Amount has been reduced by 0.18% due to expense reimbursements.

(iv)  Amount has been reduced by 0.17% due to expense reimbursements.

(v)  Amount has been reduced by 0.14% due to expense reimbursements.

(vi)  Amount has been reduced by 0.18% due to expense reimbursements.

(vii)  Amount has been reduced by 0.15% due to expense reimbursements.

(viii)  Amount has been reduced by 0.17% due to expense reimbursements.

(ix)  Amount has been reduced by 0.16% due to expense reimbursements.

(x)  Ratios have been annualized; total return has not been annualized.

(xi)  Amount has been reduced by 1.10% due to expense reimbursements.

See Notes to Financial Statements.

ALGER SMALLCAP AND MIDCAP GROWTH FUND	CLASS C								CLASS I
	Year ended 10/31/07	Year ended 10/31/06		Year ended 10/31/05		Year ended 10/31/04		Year ended 10/31/03	From 8/6/07 (commence- ment of operations) to 10/31/07 (x)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$13.45	$11.92		$10.27		$9.86		$7.63	$15.64
Net investment income (loss) (i)	(0.23)	(0.23)		(0.20)		(0.20)		(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	4.87	2.51		2.66		0.61		2.39	2.59
Total from investment operations	4.64	2.28		2.46		0.41		2.23	2.57
Distributions from net realized gains	(0.69)	(0.75)		(0.81)		—		—	—
Net asset value, end of year	$17.40	$13.45		$11.92		$10.27		$9.86	$18.21
Total return (ii)	36.0%	19.9%		25.0%		4.2%		29.2%	16.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$46,775	$11,940		$1,960		$1,345		$969	$3,007
Ratio of expenses to average net assets	2.12%	2.25	%(viii)	2.25	%(ix)	2.28	%(vii)	2.38%	1.25	%(xi)
Ratio of net investment income (loss) to average net assets	(1.55)%	(1.79)%		(1.88)%		(1.95)%		(1.86)%	(0.94)%
Portfolio turnover rate	64.72%	80.64%		80.54%		101.16%		83.67%	64.72%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

ALGER CORE FIXED-INCOME FUND	CLASS A				CLASS B
	Year ended 10/31/07		From 3/1/06 (commencement of operations) to 10/31/06 (iii)		Year ended 10/31/07		From 3/1/06 (commencement of operations) to 10/31/06 (iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$9.96		$10.00		$9.95		$10.00
Net investment income (loss) (i)	0.43		0.29		0.35		0.23
Net realized and unrealized gain (loss) on investments	0.06		(0.03)		0.06		(0.02)
Total from investment operations	0.49		0.26		0.41		0.21
Dividends from net investment income	(0.44)		(0.30)		(0.36)		(0.26)
Net asset value, end of period	$10.01		$9.96		$10.00		$9.95
Total return (ii)	5.1%		2.6%		4.3%		2.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$2,523		$2,916		$638		$315
Ratio of expenses to average net assets	1.00	%(vii)	1.00	%(iv)	1.75	%(viii)	1.75	%(v)
Ratio of net investment income to average net assets	4.27%		4.22%		3.53%		3.68%
Portfolio turnover rate	206.8%		171.22%		206.8%		171.22%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of any sales charges.

(iii)  Ratios have been annualized; total return has not been annualized.

(iv)  Amount has been reduced by 2.76% due to expense reimbursements.

(v)  Amount has been reduced by 3.03% due to expense reimbursement.

(vi)  Amount has been reduced by 3.09% due to expense reimbursement.

(vii)  Amount has been reduced by 1.60% due to expense reimbursements.

(viii)  Amount has been reduced by 1.56% due to expense reimbursements.

(ix)  Amount has been reduced by 1.64% due to expense reimbursements.

See Notes to Financial Statements.

ALGER CORE FIXED-INCOME FUND	CLASS C
	Year ended 10/31/07		From 3/1/06 (commencement of operations) to 10/31/06 (iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$9.96		$10.00
Net investment income (loss) (i)	0.36		0.21
Net realized and unrealized gain (loss) on investments	0.06		0.01
Total from investment operations	0.42		0.22
Dividends from net investment income	(0.36)		(0.26)
Net asset value, end of period	$10.02		$9.96
Total return (ii)	4.4%		2.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$422		$424
Ratio of expenses to average net assets	1.75	%(ix)	1.75	%(vi)
Ratio of net investment income to average net assets	3.54%		3.71%
Portfolio turnover rate	206.8%		171.22%

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the year

ALGER MONEY MARKET FUND

	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/03
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) (i)	0.0419	0.0374	0.0188	0.0039	0.0033
Dividends from net investment income	(0.0419)	(0.0374)	(0.0188)	(0.0039)	(0.0033)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (ii)	4.3%	3.8%	1.9%	0.4%	0.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$54,207	$55,068	$61,570	$80,528	$115,935
Ratio of expenses to average net assets	0.88%	0.90%	0.90%	0.77%	0.82%
Ratio of net investment income to average net assets	4.20%	3.78%	1.84%	0.37%	0.34%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of any sales charges.

See Notes to Financial Statements.

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the "Trust") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in nine funds—LargeCap Growth Fund, SmallCap Growth Fund, Balanced Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund, SmallCap and MidCap Growth Fund, Core Fixed-Income Fund and Money Market Fund (collectively, the "Funds" or individually, each a "Fund"). The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund and SmallCap and MidCap Growth Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Core Fixed-Income Fund's investment objective is current income consistent with the preservation of capital value, which it seeks by investing in fixed-income securities. The Money Market Fund's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

Each Fund, other than the Money Market Fund, offers Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Effective August 6, 2007, the SmallCap and MidCap Growth Fund offers Class I shares that are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except each share class bears the cost for its plan of distribution and transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds, other than the Money Market Fund, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The investments of the Money Market Fund, and short-term securities held by the other Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized

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NOTES TO FINANCIAL STATEMENTS (Continued)

between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(c) Repurchase Agreements: The Funds may enter into repurchase agreements with institutions approved by the Board of Trustees. The repurchase agreements are collateralized by U.S. Government and agency securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing call and put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2007.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Money Market Fund declares dividends daily from net investment income; the Core Fixed-Income Fund declares dividends monthly from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

The Funds have adopted the Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense

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NOTES TO FINANCIAL STATEMENTS (Continued)

in the current year. As result of FIN 48 adoption, there were no positions that required a tax benefit or expense to be recorded in the current year.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Money Market Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(i) Indemnification: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(j) Other: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
LargeCap Growth Fund	.710%	.04%
SmallCap Growth Fund	.810	.04
Balanced Fund	.710	.04
MidCap Growth Fund	.760	.04
Capital Appreciation Fund	.810	.04
Health Sciences Fund	.810	.04
SmallCap and MidCap Growth Fund	.810	.04
Core Fixed-Income Fund	.335	.04
Money Market Fund	.460	.04

Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to each Fund pursuant to a separate investment management agreement with each Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management has established an expense cap for the SmallCap and MidCap Growth Fund effective March 1, 2004 and the Core Fixed-Income Fund effective March 1, 2006. Alger Management will reimburse these Funds if annualized operating expenses exceed 1.25% of average daily net assets for Class I shares, 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and Class C shares, for the SmallCap and MidCap Growth Fund; and 1.00% of average daily net assets for Class A and 1.75% of average daily net assets for Class B and Class C for the Core Fixed-Income Fund. Alger Management has contractually agreed to extend each expense cap through February 28, 2008. As part of the settlement with the New York Attorney General (see Note 8—Litigation) Alger Management has agreed to reduce its advisory fee through November 30, 2011, to 0.62% for the Alger Balanced Fund. For the period ended October 31, 2007, Alger Management reimbursed the Balanced Fund, SmallCap and MidCap Growth Fund and the Core Fixed-Income Fund, $90,383, $1,429 and $60,691, respectively.

(b) Distribution Fees: Class A Shares: Effective March 1, 2007, the Class A shares of each Fund adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor" or "Alger Inc.") and an affiliate of Alger Management, a fee at the annual rate of .25% of the respective average daily net assets of the Class A shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by the Distributor.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Money Market Fund, reimburse the Distributor for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. Through February 28, 2007, the distribution fee was not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Funds. Effective March 1, 2007, the maximum distribution fee was increased to 1%. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2007, such excess carried forward was approximately $16,564,000, $14,213,000, $4,103,000, $11,207,000, $20,032,000, $1,465,000, $631,000 and $11,000 for Class B shares of the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, and the Core Fixed-Income Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Money Market Fund, paid the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. Effective March 1, 2007, the Distribution fee was increased to 1% for all Funds except the Balanced Fund and Health Sciences Fund which was increased to 1% on May 24, 2007 and September 12, 2007, respectively. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Sales Charges: Purchases and sales of shares of the Funds, other than the Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2007, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $41,838 and $1,035,453, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the year ended October 31, 2007, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, and the SmallCap and MidCap Growth Fund paid the Distributor commissions of $816,194, $297,994, $156,700, $1,626,231, $1,026,986, $271,647 and $178,731, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Funds ("BFDS") and other related services. On June 30, 2007, the shareholder administrative services agreement was assigned to Alger Management. During the year ended October 31, 2007, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, the Core Fixed-Income Fund and the Money Market Fund incurred fees of $132,594, $134,980, $35,494, $131,961, $186,957, $36,516, $23,837, $355 and $21,812, respectively, for these services provided by Alger Services.

(f) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Fund, other than the Money Market Fund, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Fund pays the Distributor a monthly fee at an annual rate equal to .25% of each Fund's average daily net assets. The shareholder servicing agreement was terminated on February 28, 2007 for all

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

Funds except Class C shares of the Balanced Fund and Health Sciences Fund which was terminated on May 24, 2007 and September 12, 2007, respectively.

(g) Trustee Fees: Each Fund pays each Trustee who is not affiliated with the Advisor or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(h) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services. At October 31, 2007, Alger Management and its affiliates owned 171,384 shares of the Core Fixed-Income Fund.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2007:

	PURCHASES	SALES
LargeCap Growth Fund	$716,506,513	$778,376,557
SmallCap Growth Fund	481,666,773	314,402,472
Balanced Fund	153,946,480	198,494,561
MidCap Growth Fund	1,730,877,809	1,822,772,507
Capital Appreciation Fund	1,337,757,385	1,163,859,873
Health Sciences Fund	413,957,851	360,483,392
SmallCap and MidCap Growth Fund	294,645,605	78,622,138
Core Fixed-Income Fund	7,262,451	6,964,665

As of October 31, 2007, the Alger MidCap Growth Fund had portfolio securities valued at $743,400, segregated as collateral for written options.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Written call and put option activity for the year ended October 31, 2007, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
ALGER LARGECAP GROWTH FUND
Options outstanding at October 31, 2006	1,555	$372,691
Options written	7,841	1,635,327
Options closed or expired	(7,651)	(1,489,490)
Options exercised	(1,745)	(518,528)
Options outstanding at October 31, 2007	—	$—
ALGER MIDCAP GROWTH FUND
Options outstanding at October 31, 2006	10,430	$1,788,254
Options written	35,737	12,056,178
Options closed or expired	(41,879)	(12,118,598)
Options exercised	(4,108)	(1,079,814)
Options outstanding at October 31, 2007	180	$646,020
ALGER CAPITAL APPRECIATION FUND
Options outstanding at October 31, 2006	—	$—
Options written	5,471	2,746,623
Options closed or expired	(3,018)	(1,897,876)
Options exercised	(2,453)	(848,747)
Options outstanding at October 31, 2007	—	$—
ALGER HEALTH SCIENCES FUND
Options outstanding at October 31, 2006	—	$—
Options written	350	451,444
Options exercised	(350)	(451,444)
Options outstanding at October 31, 2007	—	$—

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Lines of Credit:

The Trust participates in $50 million committed lines of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand.

With the exception of the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund, may each borrow under these lines up to 1/3 of the value of their assets, to purchase additional securities. To the extent the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund borrow under these lines, they must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2007, the Trust had the following borrowings:

	AVERAGE BORROWING	WEIGHTED AVERAGE INTEREST RATE
LargeCap Growth Fund	$158,482	5.85%
Balanced Fund	285,649	5.87
MidCap Growth Fund	430,148	5.81
Capital Appreciation Fund	1,275,575	5.83
SmallCap and MidCap Growth Fund	45,304	5.84
Core Fixed-Income Fund	8,620	5.70

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series, other than the Money Market Fund, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE YEAR ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
ALGER LARGECAP GROWTH FUND
Class A:
Shares sold	3,414,751	$43,547,917	3,092,139	$33,919,549
Shares converted from Class B	2,409,346	29,857,182	1,346,439	14,689,650
Shares redeemed	(4,185,654)	(51,172,813)	(5,317,968)	(57,525,866)
Net increase (decrease)	1,638,443	$22,232,286	(879,390)	$(8,916,667)
Class B:
Shares sold	1,075,565	$12,070,203	1,772,746	$17,840,462
Shares converted to Class A	(2,633,772)	(29,857,182)	(1,460,319)	(14,689,650)
Shares redeemed	(4,181,311)	(46,577,253)	(5,557,777)	(55,958,370)
Net decrease	(5,739,518)	$(64,364,232)	(5,245,350)	$(52,807,558)
Class C:
Shares sold	667,906	$7,799,132	764,005	$7,736,946
Shares redeemed	(1,133,317)	(12,781,836)	(921,858)	(9,195,757)
Net decrease	(465,411)	$(4,982,704)	(157,853)	$(1,458,811)
ALGER SMALLCAP GROWTH FUND
Class A:
Shares sold	41,213,195	$285,785,530	18,475,023	$107,981,351
Shares converted from Class B	1,106,874	7,641,192	1,768,818	10,293,683
Shares redeemed	(17,210,375)	(122,344,304)	(6,412,502)	(37,629,835)
Net increase	25,109,694	$171,082,418	13,831,339	$80,645,199
Class B:
Shares sold	910,888	$5,683,981	1,217,948	$6,605,766
Shares converted to Class A	(1,214,413)	(7,641,192)	(1,925,146)	(10,293,683)
Shares redeemed	(1,841,640)	(11,687,425)	(2,069,756)	(11,137,750)
Net decrease	(2,145,165)	$(13,644,636)	(2,776,954)	$(14,825,667)
Class C:
Shares sold	4,077,304	$25,550,902	2,368,142	$12,908,036
Shares redeemed	(679,670)	(4,435,017)	(389,410)	(2,080,467)
Net increase	3,397,634	$21,115,885	1,978,732	$10,827,569

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NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE YEAR ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
ALGER BALANCED FUND
Class A:
Shares sold	208,178	$4,670,654	271,329	$5,651,898
Shares converted from Class B	204,865	4,676,830	63,414	1,308,574
Dividends reinvested	18,395	396,969	24,300	506,652
Shares redeemed	(1,026,633)	(22,543,299)	(948,272)	(19,667,910)
Net decrease	(595,195)	$(12,798,846)	(589,229)	$(12,200,786)
Class B:
Shares sold	146,721	$3,274,383	216,962	$4,389,452
Dividends reinvested	13,438	285,295	8,911	182,673
Shares converted to Class A	(208,996)	(4,676,830)	(64,746)	(1,308,574)
Shares redeemed	(969,897)	(21,202,100)	(1,283,208)	(25,937,982)
Net decrease	(1,018,734)	$(22,319,252)	(1,122,081)	$(22,674,431)
Class C:
Shares sold	53,080	$1,197,869	85,134	$1,739,100
Dividends reinvested	4,927	105,047	2,969	61,125
Shares redeemed	(431,174)	(9,309,561)	(287,933)	(5,835,655)
Net decrease	(373,167)	$(8,006,645)	(199,830)	$(4,035,430)
ALGER MIDCAP GROWTH FUND
Class A:
Shares sold	12,317,821	$121,900,933	9,608,514	$85,490,186
Shares converted from Class B	1,755,625	16,659,060	1,836,884	16,391,424
Dividends reinvested	3,097,727	26,455,593	3,627,043	31,156,299
Shares redeemed	(13,643,760)	(127,890,005)	(14,173,215)	(124,690,515)
Net increase	3,527,413	$37,125,581	899,226	$8,347,394
Class B:
Shares sold	2,475,812	$20,669,297	2,569,164	$20,982,694
Dividends reinvested	2,367,397	18,063,241	3,521,745	27,575,261
Shares converted to Class A	(1,965,917)	(16,659,060)	(2,017,114)	(16,391,424)
Shares redeemed	(7,452,078)	(62,722,394)	(8,789,176)	(70,609,143)
Net decrease	(4,574,786)	$(40,648,916)	(4,715,381)	$(38,442,612)
Class C:
Shares sold	1,924,194	$16,676,448	1,520,524	$12,420,232
Dividends reinvested	561,661	4,274,237	1,042,599	8,142,699
Shares redeemed	(2,617,013)	(22,092,217)	(2,679,733)	(21,249,320)
Net decrease	(131,158)	$(1,141,532)	(116,610)	$(686,389)

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NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE YEAR ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
ALGER CAPITAL APPRECIATION FUND
Class A:
Shares sold	16,842,243	$231,328,387	2,155,695	$21,936,699
Shares converted from Class B	2,166,545	28,622,638	1,004,637	10,168,929
Shares redeemed	(3,967,556)	(51,551,279)	(3,230,103)	(32,874,057)
Net increase (decrease)	15,041,232	$208,399,746	(69,771)	$(768,429)
Class B:
Shares sold	1,350,613	$16,277,849	917,930	$8,749,249
Shares converted to Class A	(2,356,464)	(28,622,638)	(1,083,067)	(10,168,929)
Shares redeemed	(3,624,018)	(42,528,657)	(4,605,216)	(43,448,810)
Net decrease	(4,629,869)	$(54,873,446)	(4,770,353)	$(44,868,490)
Class C:
Shares sold	3,808,289	$47,978,086	329,990	$3,138,801
Shares redeemed	(663,221)	(7,894,714)	(808,470)	(7,641,141)
Net increase (decrease)	3,145,068	$40,083,372	(478,480)	$(4,502,340)
ALGER HEALTH SCIENCES FUND
Class A:
Shares sold	5,302,724	$97,932,709	5,614,511	$94,667,019
Shares converted from Class B	52,327	954,730	17,973	302,133
Dividends reinvested	263,528	4,522,135	93,237	1,539,352
Shares redeemed	(2,326,451)	(42,296,218)	(2,446,242)	(41,127,418)
Net increase	3,292,128	$61,113,356	3,279,479	$55,381,086
Class B:
Shares sold	256,509	$4,545,584	507,772	$8,323,858
Dividends reinvested	42,682	705,960	14,641	235,133
Shares converted to Class A	(54,436)	(954,730)	(18,508)	(302,133)
Shares redeemed	(370,541)	(6,473,843)	(220,806)	(3,586,378)
Net increase (decrease)	(125,786)	$(2,177,029)	283,099	$4,670,480
Class C:
Shares sold	1,499,223	$26,856,807	1,344,943	$22,127,155
Dividends reinvested	84,574	1,398,848	25,825	414,753
Shares redeemed	(554,507)	(9,748,745)	(349,542)	(5,630,271)
Net increase	1,029,290	$18,506,910	1,021,226	$16,911,637

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE PERIOD ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
ALGER SMALLCAP AND MIDCAP GROWTH FUND
Class A:
Shares sold	14,934,048	$239,954,236	1,575,322	$20,793,926
Shares converted from Class B	21,247	332,142	5,646	74,716
Dividends reinvested	107,112	1,480,293	48,077	587,989
Shares redeemed	(2,011,427)	(31,022,944)	(404,587)	(5,281,632)
Net increase	13,050,980	$210,743,727	1,224,458	$16,174,999
Class B:
Shares sold	505,628	$7,590,993	312,370	$4,005,376
Dividends reinvested	23,843	317,349	17,794	211,565
Shares converted to Class A	(22,111)	(332,142)	(5,813)	(74,716)
Shares redeemed	(110,571)	(1,656,532)	(58,613)	(737,362)
Net increase	396,789	$5,919,668	265,738	$3,404,863
Class C:
Shares sold	1,878,622	$28,786,967	807,657	$10,312,508
Dividends reinvested	36,900	491,137	12,118	144,205
Shares redeemed	(115,192)	(1,746,623)	(96,266)	(1,194,473)
Net increase	1,800,330	$27,531,481	723,509	$9,262,240
Class I:*
Shares sold	170,433	$3,012,475	—	$—
Shares redeemed	(5,267)	(93,254)
Net increase	165,166	$2,919,221	—	$—
ALGER CORE FIXED-INCOME FUND**
Class A:
Shares sold	307,708	$3,046,263	527,887	$5,277,059
Shares converted from Class B	2,307	22,896	399	3,949
Dividends reinvested	11,202	111,326	13,083	129,665
Shares redeemed	(362,104)	(3,598,804)	(248,509)	(2,500,000)
Net increase (decrease)	(40,887)	$(418,319)	292,860	$2,910,673
Class B:
Shares sold	47,980	$478,078	32,232	$320,615
Dividends reinvested	1,416	14,074	480	4,769
Shares converted to Class A	(2,309)	(22,896)	(399)	(3,949)
Shares redeemed	(14,915)	(148,169)	(678)	(6,740)
Net increase	32,172	$321,087	31,635	$314,695
Class C:
Shares sold	37,273	$369,591	42,234	$420,018
Dividends reinvested	1,581	15,704	376	3,737
Shares redeemed	(39,254)	(389,289)	(56)	(561)
Net increase (decrease)	(400)	$(3,994)	42,554	$423,194

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2007		FOR THE PERIOD ENDED OCTOBER 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
ALGER MONEY MARKET FUND
Shares sold	35,074,772	$35,074,772	31,241,531	$31,268,531 †
Dividends reinvested	2,208,640	2,208,640	2,071,206	2,071,206
Shares redeemed	(38,144,773)	(38,144,773)	(39,842,295)	(39,842,295)
Net decrease	(861,361)	$(861,361)	(6,529,558)	$(6,502,558)

†  Dollar amount of shares sold includes a reimbursement by Alger Management of $27,000 for losses on portfolio investments incurred in previous fiscal years.

*  Initially offered August 6, 2007.

**  Initially offered March 1, 2006.

NOTE 7 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2007 and the year ended October 31, 2006 were as follows:

	YEAR ENDED OCTOBER 31, 2007	YEAR ENDED OCTOBER 31, 2006
LARGECAP GROWTH FUND
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—
SMALLCAP GROWTH FUND
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—
BALANCED FUND
Distributions paid from:
Ordinary Income	$1,101,222	$808,232
Long-term capital gain	—	—
Total distributions paid	$1,101,222	$808,232
MIDCAP GROWTH FUND
Distributions paid from:
Ordinary Income	$32,099,178	$49,398,077
Long-term capital gain	33,270,970	24,194,224
Total distributions paid	$65,370,148	$73,592,301
CAPITAL APPRECIATION FUND
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	YEAR ENDED OCTOBER 31, 2007	YEAR ENDED OCTOBER 31, 2006
HEALTH SCIENCES FUND
Distributions paid from:
Ordinary Income	$1,400,122	$1,970,103
Long-term capital gain	7,401,655	967,799
Total distributions paid	$8,801,777	$2,937,902
SMALLCAP AND MIDCAP GROWTH FUND
Distributions paid from:
Ordinary Income	—	$391,183
Long-term capital gain	$2,733,323	959,667
Total distributions paid	$2,733,323	$1,350,850
CORE FIXED-INCOME FUND*
Distributions paid from:
Ordinary Income	$154,775	$138,772
Long-term capital gain	—	—
Total distributions paid	$154,775	$138,772
MONEY MARKET FUND
Distributions paid from:
Ordinary Income	$2,276,793	$2,140,713
Long-term capital gain	—	—
Total distributions paid	$2,276,793	$2,140,713

*  Commenced operations March 1, 2005.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

LARGECAP GROWTH FUND
Undistributed ordinary income	—
Undistributed long-term gain	—
Unrealized appreciation	$68,428,985
SMALLCAP GROWTH FUND
Undistributed ordinary income	—
Undistributed long-term gain	—
Unrealized appreciation	$112,562,446
BALANCED FUND
Undistributed ordinary income	$691,611
Undistributed long-term gain	—
Unrealized appreciation	$9,805,438
MIDCAP GROWTH FUND
Undistributed ordinary income	$118,450,432
Undistributed long-term gain	$6,422,621
Unrealized appreciation	$114,837,235

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

CAPITAL APPRECIATION FUND
Undistributed ordinary income	—
Undistributed long-term gain	—
Unrealized appreciation	$82,060,617
HEALTH SCIENCES FUND
Undistributed ordinary income	$18,485,345
Undistributed long-term gain	$5,124,618
Unrealized appreciation	$25,978,416
SMALLCAP AND MIDCAP GROWTH FUND
Undistributed ordinary income	$89,637
Undistributed long-term gain	$5,906,664
Unrealized appreciation	$51,254,155
CORE FIXED-INCOME FUND
Undistributed ordinary income	$25,013
Undistributed long-term gain	—
Unrealized appreciation	$11,341
MONEY MARKET FUND
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	—

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2007, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE

	2009		2010	2011	2012	TOTAL
LargeCap Growth Fund	$		$113,790,122	$21,526,122	—	$135,316,244
SmallCap Growth Fund		$5,314,206	$30,152,501	—	—	$35,466,707
Balanced Fund		—	$9,077,300	$2,892,067	—	$11,969,367
Capital Appreciation Fund		$131,767,356	$204,820,909	—	—	$336,588,265
Money Market Fund		$216,474	—	—	$640	$217,114

NOTE 8 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases—a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")—were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint

THE ALGER FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (comprising, respectively, the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap Growth, Core Fixed-Income and Money Market Funds) (collectively, the "Funds") as of October 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Funds at October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

December 14, 2007

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2007 and ending October 31, 2007.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Shareholder Expense Example (Continued)

		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During the Six Months Ended October 31, 2007(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2007(c)
ALGER LARGECAP GROWTH FUND
Class A	Actual	$1,000.00	$1,158.50	$7.29	1.34%
	Hypothetical(a)	1,000.00	1,018.45	6.82	1.34
Class B	Actual	1,000.00	1,154.70	11.41	2.10
	Hypothetical(a)	1,000.00	1,014.62	10.66	2.10
Class C	Actual	1,000.00	1,154.80	11.35	2.09
	Hypothetical(a)	1,000.00	1,014.67	10.61	2.09
ALGER SMALLCAP GROWTH FUND
Class A	Actual	$1,000.00	$1,149.00	$7.64	1.41%
	Hypothetical(a)	1,000.00	1,018.10	7.17	1.41
Class B	Actual	1,000.00	1,144.70	11.68	2.16
	Hypothetical(a)	1,000.00	1,014.32	10.97	2.16
Class C	Actual	1,000.00	1,144.40	11.67	2.16
	Hypothetical(a)	1,000.00	1,014.32	10.97	2.16
ALGER BALANCED FUND
Class A	Actual	$1,000.00	$1,099.70	$6.62	1.25%
	Hypothetical(a)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	1,095.70	10.51	1.99
	Hypothetical(a)	1,000.00	1,015.17	10.11	1.99
Class C	Actual	1,000.00	1,095.80	10.46	1.98
	Hypothetical(a)	1,000.00	1,015.22	10.06	1.98
ALGER MIDCAP GROWTH FUND
Class A	Actual	$1,000.00	$1,218.90	$7.44	1.33%
	Hypothetical(a)	1,000.00	1,018.50	6.77	1.33
Class B	Actual	1,000.00	1,214.20	11.61	2.08
	Hypothetical(a)	1,000.00	1,014.72	10.56	2.08
Class C	Actual	1,000.00	1,214.70	11.61	2.08
	Hypothetical(a)	1,000.00	1,014.72	10.56	2.08
ALGER CAPITAL APPRECIATION FUND
Class A	Actual	$1,000.00	$1,214.90	$8.04	1.44%
	Hypothetical(a)	1,000.00	1,017.95	7.32	1.44
Class B	Actual	1,000.00	1,209.90	12.31	2.21
	Hypothetical(a)	1,000.00	1,014.06	11.22	2.21
Class C	Actual	1,000.00	1,210.10	12.20	2.19
	Hypothetical(a)	1,000.00	1,014.17	11.12	2.19

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Shareholder Expense Example (Continued)

		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During the Six Months Ended October 31, 2007(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2007(c)
ALGER HEALTH SCIENCES FUND
Class A	Actual	$1,000.00	$1,076.70	$7.07	1.35%
	Hypothetical(a)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,073.00	10.97	2.10
	Hypothetical(a)	1,000.00	1,014.62	10.66	2.10
Class C	Actual	1,000.00	1,072.50	10.97	2.10
	Hypothetical(a)	1,000.00	1,014.62	10.66	2.10
ALGER SMALLCAP AND MIDCAP GROWTH FUND
Class A	Actual	$1,000.00	$1,192.40	$7.40	1.34%
	Hypothetical(a)	1,000.00	1,018.45	6.82	1.34
Class B	Actual	1,000.00	1,187.80	11.86	2.15
	Hypothetical(a)	1,000.00	1,014.37	10.92	2.15
Class C	Actual	1,000.00	1,188.50	11.69	2.12
	Hypothetical(a)	1,000.00	1,014.52	10.76	2.12
Class I	Actual*	1,000.00	1,066.80	3.15	1.25
	Hypothetical(a)*	1,000.00	1,018.90	3.08	1.25
ALGER CORE FIXED-INCOME FUND
Class A	Actual	$1,000.00	$1,024.20	$5.10	1.00%
	Hypothetical(a)	1,000.00	1,020.16	5.09	1.00
Class B	Actual	1,000.00	1,019.30	8.91	1.75
	Hypothetical(a)	1,000.00	1,016.38	8.89	1.75
Class C	Actual	1,000.00	1,021.20	8.92	1.75
	Hypothetical(a)	1,000.00	1,016.38	8.89	1.75
ALGER MONEY MARKET FUND
	Actual	$1,000.00	$1,020.80	$4.48	0.88%
	Hypothetical(a)	1,000.00	1,020.77	4.48	0.88

*  From August 6, 2007 — commencement of operations.

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(c)  Annualized.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information (Unaudited)

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2007, 56.47%, 6.00% and 66.21% of the Balanced Fund, MidCap Growth, and Health Sciences Funds ordinary dividend, respectively, qualified for the dividends received deduction for corporations. For the year ended October 31, 2007, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Alger Balanced Fund	$911,811
MidCap Growth	1,863,938
Alger Health Sciences	892,258

Shareholders should not use the above information to prepare their tax returns. Since the trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Funds (Unaudited)

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, The Spectra Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEES

Hilary M. Alger, CFA (45)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (54)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (62)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (73)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (Continued)

Stephen E. O'Neil (75)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (45)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (69)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

OFFICERS

Daniel C. Chung (45) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Hal Liebes (43) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (42) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997-2004.	2005	N/A

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (Continued)

Lisa A. Moss (42) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995–2005.	2006	N/A

Barry J. Mullen (54) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006; Vice President of J.P. Morgan Investment Management from 1996–2004.	2006	N/A

Anthony S. Caputo (52) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President	2007	N/A

Sergio M. Pavone (46) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President	2007	N/A

Ms. Alger is an "interested person" (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal (unaudited)

At an in-person meeting held on September 12, 2007, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust's portfolios (each a "Fund"), (iii) the costs to Alger Management

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio and administering the Trust's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and also took notice of the ability of the portfolio managers of Alger Balanced Fund and Alger Money Market Fund to manage fixed-income instruments across the credit and credit quality spectra. They also noted the history of favorable reviews of Alger Management's shareholder-relations representatives by an independent rating concern. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of each of the equity Funds for the year-to-date (YTD) (at August 31, 2007), 1-year and 3-year periods was excellent, with each Fund placing well above the median relative to its peers and in most cases

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

above its benchmark as well. The performance of the Balanced Fund had improved markedly relative to its peers for the YTD and 1-year periods against a median performance for the 3-year period. The Core Fixed-Income Fund, in operation for less than 18 months at August 31, 2007, had lagged its benchmark for the YTD and 1-year periods. The Money Market Fund had consistently surpassed the great majority of its peers. The Trustees discussed with Alger Management the performance of the Core Fixed-Income Fund, inquiring into both the reasons for the underperformance and Alger Management's plans for upgrading the Fund's performance.

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES

The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2007. In addition, the Trustees reviewed each Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while most fees and expense ratios were at or below the median for the applicable Callan reference group, the fees and expense ratios of the Capital Appreciation, Money Market and Balanced Funds, and the expense ratio of SmallCap and MidCap Fund, were above the median.In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with one or more of the Funds. They noted that Alger Management

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

maintains soft-dollar arrangements in connection with the Funds' brokerage transactions (other than those of Alger Money Market Fund), reports on which are regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds (other than Alger Money Market Fund) as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder administrative services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

CONCLUSIONS AND DETERMINATIONS

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

  The Board was satisfied with the performance of the Funds that had shown excellent or improved performance, but determined to monitor closely the progress of Alger Management's steps to improve the performance of Alger Core Fixed-Income Fund.

  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Results

Special meetings of the funds' shareholders were held on May 24, 2007, July 23, 2007, July 31, 2007, August 3, 2007, August 8, 2007, August 10, 2007, August 17, 2007, August 31, 2007, and September 12, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote represents one share held on the record date for the meeting.

Proposal 4 — To Approve the Distribution Plan under Rule 12b-1

Alger Balanced Fund — Class C	# of Votes	% of Votes
For	543,790	67.4%
Against	21,110	2.7%
Abstain/Broker No Votes	240,817	29.9%
Total	805,717	100.0%
Alger Health Sciences — Class C	# of Votes	% of Votes
For	1,265,709	67.2%
Against	59,194	3.2%
Abstain/Broker No Votes	560,261	29.6%
Total	1,885,164	100.0%

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Funds' most recent month end portfolio holdings are available approximately sixty days after month end on the Funds' website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

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THE ALGER FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

SAA 103107

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2007	$252,000
October 31, 2006	$233,590

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2007	$74,676
October 31, 2006	$55,687

d) All Other Fees:

October 31, 2007	$40,500
October 31, 2006	$25,300

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2007	$282,811 and 70,773 Euros
October 31, 2006	$217,212 and 26,884 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 19, 2007

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 19, 2007